                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                  FORM N-CSR

                  CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                       MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number     811-881
                                  ---------------------------------------------

                            Columbia Funds Trust III
-------------------------------------------------------------------------------
              (Exact name of registrant as specified in charter)

      One Financial Center, Boston, Massachusetts               02111
-------------------------------------------------------------------------------
      (Address of principal executive offices)                (Zip code)

                           Vincent Pietropaolo, Esq.
                        Columbia Management Group, Inc.
                              One Financial Center
                                Boston, NA 02111
-------------------------------------------------------------------------------
                        (Name and address of agent for service)

Registrant's telephone number, including area code: 1-617-772-3698
                                                   ----------------------------

Date of fiscal year end: 8/31/04
                        --------------------------
Date of reporting period: 8/31/04
                         -------------------------

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. Section 3507.

FORM N-CSR ITEMS - PERIOD ENDED 8/31/04

COLUMBIA FUNDS TRUST III

ITEM 1. REPORTS TO STOCKHOLDERS.

[GRAPHIC]

COLUMBIA FEDERAL SECURITIES FUND

ANNUAL REPORT

AUGUST 31, 2004

[COLUMBIAFUNDS(R) LOGO]

A MEMBER OF COLUMBIA MANAGEMENT GROUP

TABLE OF CONTENTS

Fund Profile                                               1

Performance Information                                    2

Understanding Your Expenses                                3

Economic Update                                            4

Portfolio Manager's Report                                 5

Financial Statements                                       7

  Investment Portfolio                                     8

  Statement of Assets and Liabilities                     13

  Statement of Operations                                 14

  Statement of Changes in Net Assets                      15

  Notes to Financial Statements                           17

  Financial Highlights                                    23

Report of Independent
Registered Public Accounting Firm                         27

Trustees                                                  28

Officers                                                  30

Columbia Funds                                            31

Important Information
About This Report                                         33


Economic and market conditions change frequently. There is no assurance that trends described in this report will continue or commence.

 NOT FDIC    MAY LOSE VALUE
 INSURED   -----------------
           NO BANK GUARANTEE

TO OUR FELLOW SHAREHOLDERS
                                                COLUMBIA FEDERAL SECURITIES FUND

DEAR SHAREHOLDER:

We are pleased to let you know that FleetBoston Financial Corporation and Bank of America Corporation have merged, effective April 1, 2004. As a result of the merger, Columbia Management Group became part of the Bank of America family of companies. Looking ahead, we believe this merger will be a real benefit to our shareholders. Preserving and leveraging our strengths, the combined organization intends to deliver additional research and management capabilities, as well as new products to you. There are no immediate changes planned for fund names or customer service contacts.

As you might know, on March 15, 2004, FleetBoston Financial announced an agreement in principle between Columbia Management Advisors, Inc. and Columbia Funds Distributor, Inc. (collectively "Columbia Management") with the staff of the Securities and Exchange Commission ("SEC") and the New York Attorney General ("NYAG") to settle charges involving market timing in Columbia Management mutual funds. (Bank of America came to a similar settlement in principle at the same time.) Under the agreements Columbia Management agreed, among other things, to pay $70 million in disgorgement and $70 million in civil penalties. In a separate agreement with the NYAG, the Columbia Group and its affiliate Bank of America Capital Management, LLC have agreed to collectively reduce mutual fund fees by $160 million over a five-year period. Please rest assured that the settlement and all associated legal fees will be paid by Columbia Management; not by the affected funds or their shareholders. The agreement requires the final approval of the SEC and the NYAG.

You should know that your fund's Board of Trustees has taken another important step to strengthen its capacity to oversee your fund. Recently, the Board of Trustees appointed Mary Joan Hoene as Chief Compliance Officer of Columbia funds. In this role, Ms. Hoene will work with the Board of Trustees, particularly focused on the overall compliance program of the funds and the responsibility and performance of the funds' service providers. Ms. Hoene will report directly to the Board of Trustees and will work closely with senior leadership of Columbia Management, the investment arm of Bank of America, and with Bank of America's principal compliance executives. Prior to her appointment, Ms. Hoene was a partner in the law firm of Carter, Ledyard & Milburn, LLP. Among the firm's clients were investment advisors and independent directors of mutual funds. Ms. Hoene has also worked for the Securities and Exchange Commission as associate director and deputy director for the Division of Investment Management. She has also been an active advisor to several fund boards in developing independent board practices. The Board is pleased that it has appointed Ms. Hoene with her broad and extensive experience to this important new position.

Both your fund's trustees and Columbia Management are committed to serving the interests of our shareholders, and we will continue to work hard to help you achieve your financial goals.

In the pages that follow, you'll find valuable information about the economic environment during the period and the performance of your Columbia fund. These discussions are followed by financial statements for your fund. We hope that you will take time to read this report and discuss it with your financial advisor if you have any questions.

As always, thank you for choosing Columbia funds. It is a privilege to play a role in your financial future.

Sincerely,

  /s/ Thomas C. Theobald              /s/ J. Kevin Connaughton

Thomas C. Theobald                  J. Kevin Connaughton
Chairman, Board of Trustees         President, Columbia Funds

J. Kevin Connaughton was named president of Columbia Funds on February 27, 2004.

FUND PROFILE
                                                COLUMBIA FEDERAL SECURITIES FUND

The information below gives you a snapshot of your fund at the end of the reporting period. Your fund is actively managed and the composition of its portfolio will change over time.

AVERAGE LIFE BREAKDOWN AS OF 08/31/04 (%)

0-5 years                                     68.1
5-10 years                                    17.1
10-20 years                                    5.9
20+ years                                      8.9

SECTOR BREAKDOWN AS OF 08/31/04 (%)

Agency MBS                                    53.3
Treasuries                                    34.0
Non-agency MBS/ABS                             7.4
Corporate debt                                 4.0
Agency debt                                    1.3

Average life is the expected maturity of a bond and is calculated as a percentage of senior securities. Sector breakdown is calculated as a percentage of total investments, excluding short-term obligations.

(C) 2004 Morningstar, Inc. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. Past performance is no guarantee of future results.

The Morningstar Style Box(TM)reveals a fund's investment strategy. For equity funds the vertical axis shows the market capitalization of the stocks owned and the horizontal axis shows investment style (value, blend or growth). For fixed-income funds the vertical axis shows the average credit quality of the bonds owned, and the horizontal axis shows interest rate sensitivity as measured by a bond's duration (short, intermediate or long). All of these numbers are drawn from the data most recently provided by the fund and entered into Morningstar's database as of month-end. Although the data are gathered from reliable sources, Morningstar cannot guarantee completeness and accuracy. As of 08/31/2004.

[SIDENOTE]

SUMMARY

- FOR THE 12-MONTH PERIOD ENDED AUGUST 31, 2004, THE FUND'S CLASS A SHARES RETURNED 5.49% WITHOUT SALES CHARGE.

- THE FUND, ITS BENCHMARK AND PEER GROUP ALL BENEFITED FROM A GENERALLY FAVORABLE ENVIRONMENT FOR BONDS. THE FUND CAME OUT SLIGHTLY BEHIND ITS BENCHMARK, THE CITIGROUP GOVERNMENT/MORTGAGE INDEX BUT WELL AHEAD OF ITS PEER GROUP, THE LIPPER GENERAL US GOVERNMENT FUNDS CATEGORY.

- OUR DECISION TO FAVOR SECTORS WITH A YIELD ADVANTAGE OVER TREASURIES BENEFITED PERFORMANCE. EXPENSES, WHICH AN INDEX DOES NOT INCUR, ACCOUNTED FOR THE SLIGHT DIFFERENCE IN PERFORMANCE RELATIVE TO THE CITIGROUP BENCHMARK.

[CHART]

CLASS A SHARES                          5.49%
CITIGROUP GOVERNMENT/MORTGAGE INDEX     5.69%

                                    OBJECTIVE
    Seeks as high a level of current income and total return as is consistent with prudent risk

                                TOTAL NET ASSETS
                                 $990.8 million

MORNINGSTAR STYLE BOX

[GRAPHIC]

PERFORMANCE INFORMATION
                                                COLUMBIA FEDERAL SECURITIES FUND

[CHART]

VALUE OF A $10,000 INVESTMENT 09/01/94 - 08/31/04

                 CLASS A SHARES         CLASS A SHARES     CITIGROUP GOVERNMENT/
              WITHOUT SALES CHARGE    WITH SALES CHARGE        MORTGAGE INDEX
9/1/94                    $ 10,000             $  9,525                $ 10,000
9/30/94                   $  9,810             $  9,344                $  9,862
10/31/94                  $  9,784             $  9,320                $  9,854
11/30/94                  $  9,739             $  9,277                $  9,828
12/31/94                  $  9,822             $  9,356                $  9,900
1/31/95                   $ 10,035             $  9,559                $ 10,104
2/28/95                   $ 10,310             $  9,821                $ 10,333
3/31/95                   $ 10,355             $  9,863                $ 10,387
4/30/95                   $ 10,521             $ 10,022                $ 10,523
5/31/95                   $ 10,995             $ 10,473                $ 10,923
6/30/95                   $ 11,065             $ 10,540                $ 10,998
7/31/95                   $ 11,011             $ 10,488                $ 10,980
8/31/95                   $ 11,144             $ 10,615                $ 11,097
9/30/95                   $ 11,257             $ 10,722                $ 11,197
10/31/95                  $ 11,434             $ 10,890                $ 11,347
11/30/95                  $ 11,633             $ 11,080                $ 11,513
12/31/95                  $ 11,833             $ 11,271                $ 11,667
1/31/96                   $ 11,915             $ 11,349                $ 11,747
2/29/96                   $ 11,559             $ 11,010                $ 11,562
3/31/96                   $ 11,395             $ 10,854                $ 11,482
4/30/96                   $ 11,295             $ 10,758                $ 11,405
5/31/96                   $ 11,206             $ 10,673                $ 11,399
6/30/96                   $ 11,368             $ 10,828                $ 11,543
7/31/96                   $ 11,387             $ 10,846                $ 11,577
8/31/96                   $ 11,341             $ 10,802                $ 11,562
9/30/96                   $ 11,573             $ 11,023                $ 11,755
10/31/96                  $ 11,874             $ 11,310                $ 12,008
11/30/96                  $ 12,109             $ 11,534                $ 12,195
12/31/96                  $ 11,944             $ 11,377                $ 12,097
1/31/97                   $ 11,973             $ 11,404                $ 12,148
2/28/97                   $ 11,979             $ 11,410                $ 12,158
3/31/97                   $ 11,778             $ 11,218                $ 12,046
4/30/97                   $ 12,004             $ 11,434                $ 12,218
5/31/97                   $ 12,114             $ 11,539                $ 12,328
6/30/97                   $ 12,284             $ 11,701                $ 12,468
7/31/97                   $ 12,666             $ 12,064                $ 12,778
8/31/97                   $ 12,506             $ 11,912                $ 12,687
9/30/97                   $ 12,714             $ 12,110                $ 12,865
10/31/97                  $ 12,947             $ 12,332                $ 13,055
11/30/97                  $ 12,976             $ 12,360                $ 13,114
12/31/97                  $ 13,127             $ 12,503                $ 13,247
1/31/98                   $ 13,327             $ 12,694                $ 13,419
2/28/98                   $ 13,284             $ 12,653                $ 13,408
3/31/98                   $ 13,314             $ 12,682                $ 13,456
4/30/98                   $ 13,370             $ 12,735                $ 13,522
5/31/98                   $ 13,512             $ 12,870                $ 13,645
6/30/98                   $ 13,643             $ 12,995                $ 13,763
7/31/98                   $ 13,661             $ 13,012                $ 13,801
8/31/98                   $ 14,020             $ 13,354                $ 14,065
9/30/98                   $ 14,442             $ 13,756                $ 14,364
10/31/98                  $ 14,285             $ 13,606                $ 14,328
11/30/98                  $ 14,265             $ 13,587                $ 14,360
12/31/98                  $ 14,325             $ 13,644                $ 14,406
1/31/99                   $ 14,421             $ 13,736                $ 14,498
2/28/99                   $ 14,020             $ 13,354                $ 14,268
3/31/99                   $ 14,122             $ 13,451                $ 14,340
4/30/99                   $ 14,167             $ 13,494                $ 14,389
5/31/99                   $ 13,929             $ 13,268                $ 14,275
6/30/99                   $ 13,832             $ 13,175                $ 14,235
7/31/99                   $ 13,698             $ 13,047                $ 14,184
8/31/99                   $ 13,657             $ 13,008                $ 14,176
9/30/99                   $ 13,844             $ 13,186                $ 14,351
10/31/99                  $ 13,860             $ 13,202                $ 14,393
11/30/99                  $ 13,831             $ 13,174                $ 14,384
12/31/99                  $ 13,708             $ 13,057                $ 14,318
1/31/2000                 $ 13,613             $ 12,967                $ 14,277
2/29/2000                 $ 13,748             $ 13,095                $ 14,465
3/31/2000                 $ 13,961             $ 13,298                $ 14,671
4/30/2000                 $ 13,918             $ 13,257                $ 14,656
5/31/2000                 $ 13,878             $ 13,218                $ 14,665
6/30/2000                 $ 14,161             $ 13,488                $ 14,951
7/31/2000                 $ 14,264             $ 13,587                $ 15,073
8/31/2000                 $ 14,511             $ 13,822                $ 15,296
9/30/2000                 $ 14,578             $ 13,885                $ 15,397
10/31/2000                $ 14,712             $ 14,013                $ 15,530
11/30/2000                $ 15,034             $ 14,320                $ 15,797
12/31/2000                $ 15,393             $ 14,662                $ 16,084
1/31/2001                 $ 15,555             $ 14,816                $ 16,285
2/28/2001                 $ 15,700             $ 14,954                $ 16,427
3/31/2001                 $ 15,751             $ 15,003                $ 16,508
4/30/2001                 $ 15,594             $ 14,853                $ 16,425
5/31/2001                 $ 15,652             $ 14,908                $ 16,507
6/30/2001                 $ 15,711             $ 14,965                $ 16,555
7/31/2001                 $ 16,090             $ 15,325                $ 16,911
8/31/2001                 $ 16,271             $ 15,499                $ 17,090
9/30/2001                 $ 16,561             $ 15,774                $ 17,367
10/31/2001                $ 16,975             $ 16,169                $ 17,708
11/30/2001                $ 16,602             $ 15,813                $ 17,424
12/31/2001                $ 16,429             $ 15,649                $ 17,320
1/31/2002                 $ 16,552             $ 15,766                $ 17,462
2/28/2002                 $ 16,723             $ 15,928                $ 17,642
3/31/2002                 $ 16,367             $ 15,589                $ 17,359
4/30/2002                 $ 16,753             $ 15,957                $ 17,726
5/31/2002                 $ 16,855             $ 16,054                $ 17,846
6/30/2002                 $ 17,020             $ 16,212                $ 18,042
7/31/2002                 $ 17,315             $ 16,492                $ 18,344
8/31/2002                 $ 17,578             $ 16,743                $ 18,604
9/30/2002                 $ 17,875             $ 17,026                $ 18,891
10/31/2002                $ 17,760             $ 16,917                $ 18,849
11/30/2002                $ 17,647             $ 16,809                $ 18,759
12/31/2002                $ 17,957             $ 17,104                $ 19,087
1/31/2003                 $ 17,925             $ 17,074                $ 19,087
2/28/2003                 $ 18,147             $ 17,285                $ 19,312
3/31/2003                 $ 18,089             $ 17,230                $ 19,281
4/30/2003                 $ 18,198             $ 17,333                $ 19,366
5/31/2003                 $ 18,522             $ 17,642                $ 19,631
6/30/2003                 $ 18,446             $ 17,570                $ 19,598
7/31/2003                 $ 17,719             $ 16,877                $ 19,006
8/31/2003                 $ 17,845             $ 16,997                $ 19,120
9/30/2003                 $ 18,307             $ 17,437                $ 19,564
10/31/2003                $ 18,113             $ 17,253                $ 19,392
11/30/2003                $ 18,155             $ 17,292                $ 19,434
12/31/2003                $ 18,316             $ 17,446                $ 19,613
1/31/2004                 $ 18,477             $ 17,600                $ 19,756
2/29/2004                 $ 18,657             $ 17,770                $ 19,960
3/31/2004                 $ 18,769             $ 17,877                $ 20,094
4/30/2004                 $ 18,279             $ 17,410                $ 19,609
5/31/2004                 $ 18,200             $ 17,336                $ 19,543
6/30/2004                 $ 18,313             $ 17,443                $ 19,666
7/31/2004                 $ 18,496             $ 17,617                $ 19,849
8/31/2004                 $ 18,816             $ 17,922                $ 20,212

The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The Citigroup Government/Mortgage Index is an unmanaged index that is a combination of the Citigroup US Government Index and the Citigroup Mortgage Index. The government index tracks the performance of the Treasury and government-sponsored indices within the U.S. Broad Investment Grade Bond Index. The mortgage index tracks the performance of the mortgage component of the US BIG Bond Index, comprising 30- and 15-year GNMA, FNMA and FHLMC pass-throughs and FNMA and FHLMC balloon mortgages. Unlike mutual funds, indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index.

AVERAGE ANNUAL TOTAL RETURN AS OF 08/31/04 (%)

SHARE CLASS                     A                 B                  C             Z
----------------------------------------------------------------------------------------
INCEPTION                    03/30/84         06/08/92           08/01/97       01/11/99
----------------------------------------------------------------------------------------
SALES CHARGE            WITHOUT    WITH    WITHOUT    WITH    WITHOUT    WITH    WITHOUT
----------------------------------------------------------------------------------------
1-year                    5.49     0.48      4.71    -0.29      4.86     3.86      5.75
5-year                    6.63     5.59      5.84     5.52      6.00     6.00      6.89
10-year                   6.53     6.01      5.74     5.74      5.85     5.85      6.67

AVERAGE ANNUAL TOTAL RETURN AS OF 06/30/04 (%)

SHARE CLASS                     A                  B                 C             Z
----------------------------------------------------------------------------------------
SALES CHARGE            WITHOUT    WITH     WITHOUT   WITH     WITHOUT   WITH    WITHOUT
----------------------------------------------------------------------------------------
1-year                   -0.71    -5.43     -1.46    -6.23     -1.31    -2.26    -0.47
5-year                    5.77     4.75      4.99     4.66      5.15     5.15     6.04
10-year                   6.47     5.95      5.68     5.68      5.79     5.79     6.61

THE "WITH SALES CHARGE" RETURNS INCLUDE THE MAXIMUM INITIAL SALES CHARGE OF 4.75% FOR CLASS A SHARES, MAXIMUM CONTINGENT DEFERRED SALES CHARGE OF 5.00% FOR CLASS B SHARES AND 1.00% FOR CLASS C SHARES FOR THE FIRST YEAR ONLY. ALL RESULTS SHOWN ASSUME REINVESTMENT OF DISTRIBUTIONS. CLASS Z SHARES ARE SOLD AT NET ASSET VALUE WITH NO RULE 12B-1 FEES. PERFORMANCE FOR DIFFERENT SHARE CLASSES WILL VARY BASED ON DIFFERENCES IN SALES CHARGES AND FEES ASSOCIATED WITH EACH CLASS.

Performance results reflect any voluntary waivers or reimbursement of fund expenses by the advisor or its affiliates. Absent these waivers or reimbursement arrangements, performance results would have been lower.

Class C and class Z are newer classes of shares. Class C share performance information includes returns of the fund's class B shares for periods prior to the inception of class C shares. Class B shares would have substantially similar annual returns because class B and class C shares generally have similar expense structures. Class Z share performance information includes returns of the fund's class A shares (the oldest existing fund class) for periods prior to the inception of the newer class shares. These returns have not been adjusted to reflect any difference in expenses (such as Rule 12b-1 fees) between any of the predecessor shares and the newer classes of shares. Had the expense differential been reflected, the returns for the periods prior to the inception of the newer class shares would have been different. Class A shares were initially offered on March 30, 1984, class B shares were initially offered on June 8, 1992, class C shares were initially offered on August 1, 1997 and class Z shares were initially offered on January 11, 1999.

[SIDENOTE]

PERFORMANCE OF A $10,000 INVESTMENT 09/01/94 - 08/31/04 ($)

SALES CHARGE:   WITHOUT     WITH
---------------------------------
Class A          18,816   17,922
Class B          17,467   17,467
Class C          17,651   17,651
Class Z          19,081   19,081

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

UNDERSTANDING YOUR EXPENSES
                                                COLUMBIA FEDERAL SECURITIES FUND

As a fund shareholder, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption or exchange fees. There are also continuing costs, which generally include investment advisory and/or Rule 12b-1 fees, and other fund expenses. The information on this page is intended to help you understand your ongoing costs of investing in the fund and to compare this cost with the continuing costs of investing in other mutual funds.

ANALYZING YOUR FUND'S EXPENSES BY SHARE CLASS

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class during the reporting period. The information in the following table is based on an initial investment of $1,000, which is invested at the beginning of the reporting period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "actual" column is calculated using the fund's actual operating expenses and total return for the period. The amount listed in the "hypothetical" column for each share class assumes that the return each year is 5% before expenses and includes the fund's actual expense ratio. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this reporting period.

MARCH 1, 2004 - AUGUST 31, 2004

                 ACCOUNT VALUE AT THE          ACCOUNT VALUE AT THE           EXPENSES PAID            FUND'S ANNUALIZED
              BEGINNING OF THE PERIOD ($)      END OF THE PERIOD ($)       DURING THE PERIOD ($)       EXPENSE RATIO (%)
                 ACTUAL   HYPOTHETICAL        ACTUAL    HYPOTHETICAL      ACTUAL   HYPOTHETICAL
Class A         1,000.00    1,000.00           1,009.70   1,019.56         5.61       5.63                    1.11
Class B         1,000.00    1,000.00           1,005.93   1,015.79         9.38       9.42                    1.86
Class C         1,000.00    1,000.00           1,006.69   1,016.54         8.63       8.67                    1.71
Class Z         1,000.00    1,000.00           1,010.96   1,020.81         4.35       4.37                    0.86

Expenses paid during the period are equal to the fund's annualized expense ratio, multiplied by the average account value over the period, then multiplied by the number of days in the fund's most recent fiscal half-year and divided by 366.

Had the Distributor not waived a portion of Class C shares' expenses, Class C shares' total return would have been reduced.

It is important to note that the expense amounts shown in the table are meant to highlight only continuing costs of investing in the fund and do not reflect any transactional costs, such as sales charges, redemption or exchange fees. Therefore, the hypothetical examples provided will not help you determine the relative total costs of owning different funds. If these transactional costs were included, your costs would have been higher.

COMPARE WITH OTHER FUNDS

Since all mutual fund companies are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other fund companies, it is important to note that hypothetical examples are meant to highlight the continuing cost of investing in a fund and do not reflect any transactional costs, such as sales charges or redemption or exchange fees.

[SIDENOTE]

ESTIMATING YOUR ACTUAL EXPENSES

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

- FOR SHAREHOLDERS WHO RECEIVE THEIR ACCOUNT STATEMENTS FROM COLUMBIA FUNDS SERVICES, INC., YOUR ACCOUNT BALANCE IS AVAILABLE ONLINE AT
   WWW.COLUMBIAFUNDS.COM OR BY CALLING SHAREHOLDER SERVICES AT 800.345.6611

- FOR SHAREHOLDERS WHO RECEIVE THEIR ACCOUNT STATEMENTS FROM THEIR BROKERAGE FIRM, CONTACT YOUR BROKERAGE FIRM TO OBTAIN YOUR ACCOUNT BALANCE

1. DIVIDE YOUR ENDING ACCOUNT BALANCE BY $1,000. FOR EXAMPLE, IF AN ACCOUNT BALANCE WAS $8,600 AT THE END OF THE PERIOD, THE RESULT WOULD BE 8.6

2. IN THE SECTION OF THE TABLE BELOW TITLED "EXPENSES PAID DURING THE PERIOD," LOCATE THE AMOUNT FOR YOUR SHARE CLASS. YOU WILL FIND THIS NUMBER IS IN THE COLUMN LABELED "ACTUAL." MULTIPLY THIS NUMBER BY THE RESULT FROM STEP 1. YOUR ANSWER IS AN ESTIMATE OF THE EXPENSES YOU PAID ON YOUR ACCOUNT DURING THE PERIOD

ECONOMIC UPDATE
                                                COLUMBIA FEDERAL SECURITIES FUND

Despite occasional uncertainty about jobs and consumer spending, the US economy grew at a pace of more than 4.5% during the 12-month period that began September 1, 2003 and ended August 31, 2004. Growth slowed in the final months of the period, and many economists lowered their expectations for the balance of 2004. Nevertheless, the US economy remained on solid ground.

Consumer confidence seesawed, mostly in reaction to changing job data, which dominated much of the economic news during the year. The Conference Board reported that confidence declined on weak job figures early in 2004. Confidence rose after the US labor markets added more than 1.2 million new jobs between March and May. However, disappointing job creation in June and July curbed consumer enthusiasm again in August.

Consumers expressed their confidence in the economy by spending on retail goods, autos and housing. Low mortgage rates continued to fuel a red-hot housing market. However, consumer spending declined in two of the last three months of the period, the first such pullback in a year. Businesses stepped into the gap and helped fuel the economy during the period. Industrial production rose and factories utilized more of their capacity. Spending on technology and capital equipment picked up, and outlays for office and warehouse construction turned the corner after a three-year downturn.

BONDS DELIVER RESPECTABLE RETURNS

Despite periods of interest rate volatility, the US bond market delivered respectable gains. The yield on the 10-year US Treasury bond drifted generally lower for the first eight months of the period. Then it rose sharply as the economy strengthened, the employment picture brightened and investors began to anticipate a shift in the Federal Reserve Board's policy on short-term interest rates. The Fed delivered on these expectations and raised the federal funds rate, a key short-term rate, twice during the period--from 1.0% to 1.25% in June and to 1.50% in August.(1)

A shaky stock market, higher energy prices and some weak economic data gave the bond market a boost in July and August as the 10-year Treasury yield fell to 4.1%, ending the period lower than where it started. As a result, the Lehman Brothers Aggregate Bond Index, a broad measure of investment grade bond market performance, returned 6.13%. Municipals were the best performers among investment-grade bonds, returning 7.11% as measured by the Lehman Municipal Bond Index. However, the high-yield sector outdistanced all other sectors. The Merrill Lynch US High Yield, Cash Pay Index returned 13.64%.

US STOCKS OUTPERFORMED BONDS

Buoyed by strong gains at the beginning of the period, the S&P 500 Index returned 11.46% during this 12-month reporting period. However, concerns about new terror threats and higher interest rates and energy prices sidelined investors as the period wore on. Late in the period, leadership passed from small-cap stocks, which were strong performers early in the period, to mid- and large-cap stocks. Value stocks continued to lead growth stocks. Energy stocks and real estate investment trusts were the best-performing sectors for the period.

(1) The federal funds rate was raised to 1.75% in September 2004.

[SIDENOTE]

SUMMARY FOR THE 12-MONTH PERIOD ENDED AUGUST 31, 2004

- INVESTMENT GRADE BONDS CHALKED UP RESPECTABLE GAINS DESPITE A PERIOD OF EXTREME INTEREST RATE VOLATILITY IN APRIL AND MAY. THE LEHMAN BROTHERS AGGREGATE BOND INDEX RETURNED 6.13%. HIGH-YIELD BONDS, WHICH CAN BE LESS SENSITIVE TO CHANGING INTEREST RATES, OUTPERFORMED THE STOCK MARKET. THE MERRILL LYNCH US HIGH YIELD, CASH PAY INDEX RETURNED 13.64%

[CHART]

LEHMAN INDEX            6.13%
MERRILL LYNCH INDEX    13.64%

- STOCK PRICES ROSE FOR ALL SEGMENTS OF THE STOCK MARKET, AS MEASURED BY THE S&P 500 INDEX AND THE BROADER RUSSELL 3000 INDEX. MANY SECTORS RETREATED AS INTEREST RATES MOVED HIGHER IN THE SPRING AND A HOST OF UNCERTAINTIES UNSETTLED INVESTORS. HOWEVER, PERFORMANCE PICKED UP AGAIN SLIGHTLY JUST BEFORE THE PERIOD ENDED.

S&P 500 INDEX          11.46%
RUSSELL 3000 INDEX     11.31%

The Lehman Brothers Aggregate Bond Index is a market value-weighted index that tracks fixed-rate, publicly placed, dollar-denominated, and non-convertible investment grade debt issues.

The Merrill Lynch US High Yield, Cash Pay Index is an unmanaged index that tracks the performance of non-investment-grade corporate bonds.

The S&P 500 Index is an unmanaged index that tracks the performance of 500 widely held, large capitalization US stocks.

The Russell 3000 Index is an unmanaged index that tracks the performance of the 3,000 largest US companies based on total market capitalization.

PORTFOLIO MANAGER'S REPORT
                                                COLUMBIA FEDERAL SECURITIES FUND

For the 12-month period ended August 31, 2004, Columbia Federal Securities Fund class A shares returned 5.49% without sales charge. The fund modestly trailed the Citigroup Government/Mortgage Index, which returned 5.69%. It beat the average return of the Lipper General US Government Funds Category, which was 4.71%.(1) We believe that our decision to invest heavily in bonds with a yield advantage over US Treasuries accounted for the fund's strong performance relative to its peer group. The impact of expenses, which the fund has but an index does not, accounted for the fund's slight shortfall relative to the Citigroup benchmark.

GOVERNMENT BONDS GAINED AS YIELDS DECLINED

Government bond prices rallied during the period, which began with steady to declining interest rates. As stagnant job growth kept inflation and economic growth in check, the yield on the 10-year US Treasury bond moved sharply lower. However, the release of strong employment figures in April and May signaled that the economy was heating up. As inflation expectations mounted, bond yields reversed course in anticipation of higher short-term interest rates. The Federal Reserve Board raised a key short-term rate, the federal funds rate, from 1.0% to 1.50% during the period.(2) As economic growth slowed somewhat over the summer, the 10-year Treasury bond yield drifted lower, to 4.12%, and bond prices rose.

SECTORS WITH A YIELD ADVANTAGE OVER US TREASURIES BOOSTED RETURNS

Our decision to commit approximately 60% of net assets to mortgage-backed securities benefited performance during the period, because this sector did better than comparable US Treasuries amid strong investor demand. The fund had a concentration in bonds with 6% coupons (or stated interest rates), which performed well during the period. The fund also did well owning investment grade asset-backed securities, which are bonds backed by payments from credit card, auto or home equity loans, as well as non-agency mortgage bonds. A small stake in investment grade corporate bonds further aided performance as an improving economy bolstered confidence in the sector. We kept the balance of the fund in US Treasuries.

DURATION MANAGEMENT AIDED PERFORMANCE

Throughout the 12-month period, we actively managed the fund's duration in anticipation of changing interest rates. Duration is a measure, expressed in years, of interest-rate sensitivity. Because bond prices and

(1) Lipper Inc., a widely respected data provider in the industry, calculates an average total return for mutual funds with similar investment objectives as those of the fund.

(2)  The federal funds rate was raised to 1.75% in September 2004.

[SIDENOTE]

NET ASSET VALUE PER SHARE AS OF 08/31/04 ($)

Class A                                      10.75
Class B                                      10.75
Class C                                      10.75
Class Z                                      10.75

DISTRIBUTIONS DECLARED PER SHARE 09/01/03 - 08/31/04 ($)

Class A                                       0.42
Class B                                       0.34
Class C                                       0.36
Class Z                                       0.45

PORTFOLIO DURATION (YEARS)

As of 08/31/04                                 4.5
As of 08/31/03                                 5.2

SEC YIELDS AS OF 08/31/04 (%)

Class A                                       3.95
Class B                                       3.42
Class C                                       3.57
Class Z                                       4.40

The 30-day SEC yields reflect the portfolio's earning power net of expenses, expressed as an annualized percentage of the public offering price at the end of the period. If the advisor or its affiliates had not waived certain fund expenses, the SEC yields would have been lower.

interest rates move in opposite directions, we usually lower duration when we expect interest rates to rise, or raise it when we expect interest rates to fall. These adjustments can help--or hurt--performance, depending on whether interest rates move as expected. Durations on mortgage bonds also take into account prepayment risk, which is the risk that homeowners will pay off their mortgages early. When interest rates go down, homeowners are more likely to prepay their mortgages through refinancing. This causes mortgage bond durations to shorten. When interest rates rise, prepayment activity tends to subside, and mortgage bond durations lengthen.

As interest rates held steady or declined, the fund's duration--which was 5.2 years at the outset of the period--helped performance. When interest rates declined, we allowed the fund's duration to fall, which helped performance as interest rates later rose. The fund's duration was 4.5 years at the period's end.

FOCUS ON RELATIVE VALUE WILL REMAIN THE SAME

Going forward, we believe that bond market performance is likely to depend on the economy's strength and the outlook for inflation. Regardless of market conditions, we plan to maintain our search for relative value primarily across the Treasury and mortgage sectors, while actively managing the fund's duration.

[PHOTO OF ANN T. PETERSON]

Ann T. Peterson has managed or co-managed the fund since June 2000 and has been with the advisor and its predecessors since 1986.

/s/ Ann T. Peterson


Investing in fixed-income securities offers the potential for attractive current income and total returns, but also involves certain risks. The value and return of your investment in the fund may fluctuate as a result of changes in interest rates and the financial strength of issuers of lower rated bonds.

[SIDENOTE]

WE BELIEVE THAT THE ECONOMY'S STRENGTH AND OUTLOOK FOR INFLATION ARE LIKELY TO DRIVE BOND MARKET PERFORMANCE GOING FORWARD.

FINANCIAL STATEMENTS
AUGUST 31, 2004                                 COLUMBIA FEDERAL SECURITIES FUND

A GUIDE TO UNDERSTANDING YOUR FUND'S FINANCIAL STATEMENTS

INVESTMENT PORTFOLIO

The investment portfolio details all of the fund's holdings and their market value as of the last day of the reporting period. Portfolio holdings are organized by type of asset, industry, country or geographic region (if applicable) to demonstrate areas of concentration and diversification.

STATEMENT OF ASSETS AND LIABILITIES

This statement details the fund's assets, liabilities, net assets and share price for each share class as of the last day of the reporting period. Net assets are calculated by subtracting all the fund's liabilities (including any unpaid expenses) from the total of the fund's investment and non-investment assets. The share price for each class is calculated by dividing net assets for that class by the number of shares outstanding in that class as of the last day of the reporting period.

STATEMENT OF OPERATIONS

This statement details income earned by the fund and the expenses accrued by the fund during the reporting period. The Statement of Operations also shows any net gain or loss the fund realized on the sales of its holdings during the period, as well as any unrealized gains or losses recognized over the period. The total of these results represents the fund's net increase or decrease in net assets from operations.

STATEMENT OF CHANGES IN NET ASSETS

This statement demonstrates how the fund's net assets were affected by its operating results, distributions to shareholders and shareholder transactions (e.g., subscriptions, redemptions and dividend reinvestments) during the reporting period. The Statement of Changes in Net Assets also details changes in the number of shares outstanding.

NOTES TO FINANCIAL STATEMENTS

These notes disclose the organizational background of the fund, its significant accounting policies (including those surrounding security valuation, income recognition and distributions to shareholders), federal tax information, fees and compensation paid to affiliates and significant risks and contingencies.

FINANCIAL HIGHLIGHTS

The financial highlights demonstrate how the fund's net asset value per share was affected by the fund's operating results. The financial highlights table also discloses the classes' performance and certain key ratios (e.g., class expenses and net investment income as a percentage of average net assets).

INVESTMENT PORTFOLIO
AUGUST 31, 2004                                 COLUMBIA FEDERAL SECURITIES FUND

GOVERNMENT AGENCIES & OBLIGATIONS - 97.7%

                                                                                                         PAR ($)     VALUE ($)
------------------------------------------        -----------------------------------------------------------------------------
U.S. GOVERNMENT AGENCIES - 59.1%

          FEDERAL HOME LOAN MORTGAGE CORP.        2.700% 07/01/19 (a)                                     57,881        57,952
                                                  2.975% 05/01/18 (a)                                    109,297       111,394
                                                  3.719% 02/01/18 (a)                                     39,248        39,727
                                                  7.500% 04/01/07 - 03/01/16                             120,597       125,380
                                                  8.000% 04/01/07 - 04/01/17                           1,297,861     1,344,641
                                                  8.500% 12/01/07 - 09/01/17                             411,366       437,598
                                                  8.750% 12/01/05 - 11/01/09                             191,601       203,722
                                                  9.000% 06/01/08 - 01/01/22                             672,564       729,045
                                                  9.250% 10/01/08 - 10/01/19                             940,743     1,020,679
                                                  9.500% 10/01/08 - 10/01/16                             385,317       419,403
                                                  9.750% 11/01/08 - 09/01/16                             138,866       150,383
                                                  10.000% 11/01/19                                        54,792        61,750
                                                  10.250% 01/01/09 - 11/01/13                            346,147       375,866
                                                  10.500% 11/01/09 - 04/01/21                            505,684       563,042
                                                  11.250% 09/01/05 - 12/01/15                            461,252       514,438
                                                  11.500% 02/01/15                                        42,556        48,151
                                                  To Be Announced:
                                                  5.000% 09/20/19 (b)                                116,215,000   118,321,397
                                                  5.500% 09/15/34 (b)                                125,500,000   127,460,938
                                                  ----------------------------------------------------------------------------
                                                                                               Federal Home Loan
                                                                                            Mortgage Corp. Total   251,985,506

     FEDERAL NATIONAL MORTGAGE ASSOCIATION        2.804% 07/01/20 (a)                                     24,490        25,002
                                                  2.832% 06/01/20 (a)                                     55,828        56,998
                                                  2.861% 08/01/19 (a)                                     29,936        30,599
                                                  2.930% 11/01/23 (a)                                     35,496        36,566
                                                  3.093% 03/01/18 (a)                                    228,963       233,721
                                                  3.099% 07/01/27 (a)                                     42,022        42,948
                                                  3.125% 11/01/19 (a)                                      3,631         3,708
                                                  3.133% 12/01/17 (a)                                     28,422        29,074
                                                  3.500% 06/01/19 (a)                                     24,089        24,798
                                                  5.115% 12/01/31 (a)                                     85,598        89,440
                                                  6.000% 12/01/08 - 05/01/26                           9,142,033     9,591,166
                                                  6.500% 10/01/07 - 06/01/29                           1,285,052     1,357,583
                                                  7.000% 11/01/07 - 02/01/27                             837,012       895,075
                                                  7.500% 02/01/06 - 12/01/23                             462,161       493,239
                                                  8.000% 07/01/08 - 06/01/33                          10,353,113    11,202,851
                                                  8.250% 05/01/08 - 09/01/11                             152,537       160,261
                                                  8.500% 09/01/07 - 09/01/21                             911,180       964,003
                                                  9.000% 06/01/06 - 06/01/22                           2,393,653     2,547,236
                                                  9.500% 12/01/06 - 07/01/17                             181,283       195,922
                                                  10.000% 02/01/05 - 10/01/06                             96,279       100,076
                                                  10.500% 03/01/14 - 02/01/16                            363,073       401,891
                                                  11.000% 08/01/15 - 12/01/15                            131,626       146,768
                                                  To Be Announced:
                                                  5.000% 09/15/19 (b)                                 26,000,000    26,479,388
                                                  5.000% 09/15/34 (b)                                 15,000,000    14,878,125
                                                  5.500% 09/20/19 (b)                                  6,800,000     7,038,000
                                                  6.000% 10/14/34 (b)                                128,100,000   132,183,188
                                                  6.500% 09/20/19 (b)                                 24,500,000    26,000,625
                                                  6.500% 09/15/34 (b)                                 60,000,000    62,981,280
                                                  ----------------------------------------------------------------------------
                                                                                       Federal National Mortgage
                                                                                               Association Total   298,189,531

See Accompanying Notes to Financial Statements.

                                                                                                         PAR ($)     VALUE ($)
------------------------------------------        -----------------------------------------------------------------------------
U.S. GOVERNMENT AGENCIES - (CONTINUED)

  GOVERNMENT NATIONAL MORTGAGE ASSOCIATION        3.375% 05/20/22 - 06/20/23 (a)                         118,507       118,923
                                                  4.750% 08/20/22 (a)                                     10,353        10,477
                                                  6.500% 06/15/23 - 02/15/29                           3,324,814     3,525,084
                                                  7.000% 03/15/22 - 10/15/29                           7,359,897     7,886,088
                                                  7.500% 04/15/06 - 03/15/07                              86,693        90,403
                                                  8.000% 06/15/05 - 07/15/23                             274,841       300,944
                                                  8.500% 11/20/22                                        129,177       142,177
                                                  8.750% 12/15/21                                        119,681       133,766
                                                  8.850% 01/15/19 - 12/15/19                             292,119       327,477
                                                  9.000% 08/15/08 - 02/15/25                           2,743,829     3,031,430
                                                  9.250% 06/15/16 - 12/15/21                             519,133       581,040
                                                  9.500% 06/15/09 - 01/20/25                             979,962     1,079,577
                                                  10.000% 07/15/05 - 07/20/18                             34,021        37,143
                                                  10.500% 02/15/10 - 08/15/21                          2,456,346     2,787,479
                                                  10.625% 05/15/10                                        13,349        14,857
                                                  11.000% 12/15/09 - 03/15/21                          1,244,952     1,410,739
                                                  11.500% 03/15/10 - 01/15/21                          2,024,333     2,314,031
                                                  11.750% 07/15/13 - 07/15/15                             99,376       113,325
                                                  12.000% 07/15/11 - 02/20/16                          2,379,542     2,731,893
                                                  12.250% 09/15/13 - 05/15/14                            174,146       199,758
                                                  12.500% 04/15/10 - 11/20/15                          2,534,595     2,906,052
                                                  13.000% 01/15/11 - 01/15/16                          1,081,442     1,250,227
                                                  13.500% 05/15/10 - 06/15/15                            557,976       650,694
                                                  14.000% 06/15/11 - 03/15/12                             16,238        18,957
                                                  14.500% 10/15/12                                        10,497        12,375
                                                  15.000% 09/15/11 - 09/15/12                             64,555        76,355
                                                  ----------------------------------------------------------------------------
                                                                                    Government National Mortgage
                                                                                               Association Total    31,751,271

        U.S. SMALL BUSINESS ADMINISTRATION        7.600% 01/01/12                                        409,534       438,264
                                                  8.200% 10/01/11                                        486,334       521,918
                                                  8.250% 11/01/11                                      1,070,564     1,151,279
                                                  8.650% 11/01/14                                        930,960     1,015,688
                                                  8.850% 08/01/11                                        107,138       116,329
                                                  9.150% 07/01/11                                        407,790       443,410
                                                  ----------------------------------------------------------------------------
                                                                                             U.S. Small Business
                                                                                            Administration Total     3,686,888
                                                                                                                --------------
                                                                                  U.S. GOVERNMENT AGENCIES TOTAL
                                                                                          (cost of $576,742,729)   585,613,196
U.S. GOVERNMENT OBLIGATIONS - 37.5%

              U.S. TREASURY BONDS & NOTES         1.750% 12/31/04                                     58,775,000    58,800,273
                                                  4.625% 05/15/06                                     19,059,000    19,807,218
                                                  4.875% 02/15/12                                     18,880,000    20,124,909
                                                  5.000% 02/15/11                                     35,030,000    37,702,404
                                                  5.500% 08/15/28                                     37,885,000    40,428,902
                                                  5.875% 11/15/05                                      9,105,000     9,516,856
                                                  6.125 08/15/07                                      20,672,000    22,641,483
                                                  6.125 11/15/27                                       5,395,000     6,220,689
                                                  6.500 10/15/06                                       2,356,000     2,551,567
                                                  6.500 02/15/10                                      19,736,000    22,712,584
                                                  6.500 11/15/26(c)                                   16,944,000    20,355,962
                                                  6.750 05/15/05                                       4,565,000     4,719,603
                                                  6.750 08/15/26                                      12,888,000    15,910,635
                                                  6.875 05/15/06                                      10,391,000    11,187,782
                                                  6.875 08/15/25                                       3,900,000     4,867,992
                                                  7.000% 07/15/06                                     24,690,000    26,779,959
                                                  7.125% 02/15/23                                     11,619,000    14,743,419

                 See Accompanying Notes to Financial Statements.

                                                                                                         PAR ($)     VALUE ($)
---------------------------------------------     -----------------------------------------------------------------------------
U.S. GOVERNMENT OBLIGATIONS - (CONTINUED)
U.S. TREASURY BONDS & NOTES - (CONTINUED)

                                                  7.250% 08/15/22                                     10,346,000    13,265,103
                                                  8.750% 08/15/20                                     13,446,000    19,436,301
                                                  ----------------------------------------------------------------------------
                                                                               U.S. Treasury Bonds & Notes Total   371,773,641
                                                                                                                --------------
                                                                               U.S. GOVERNMENT OBLIGATIONS TOTAL
                                                                                          (cost of $361,139,949)   371,773,641

FOREIGN GOVERNMENT OBLIGATION - 1.1%

                                   AID-Israel     5.500% 04/26/24                                     10,000,000    10,381,600
                                                                                                                --------------
                                                                             FOREIGN GOVERNMENT OBLIGATION TOTAL
                                                                                            (cost of $9,990,300)    10,381,600

                                                  TOTAL GOVERNMENT AGENCIES
                                                  & OBLIGATIONS
                                                  (COST OF $947,872,978)                                           967,768,437

ASSET-BACKED & NON-AGENCY MORTGAGE-BACKED SECURITIES - 8.2%

                      Bank One Issuance Trust     1.710% 12/15/10 (a)                                 10,800,000    10,831,752

      Capital One Multi-Asset Execution Trust     1.850% 05/16/11 (a)                                 10,000,000    10,069,600

               Chase Credit Card Master Trust     1.710% 07/15/10 (a)                                 10,000,000    10,021,600

                  Chase Funding Mortgage Loan     5.587% 02/25/32                                      2,000,000     1,999,900
                                                  5.850% 02/25/32                                      4,800,000     4,821,024
                                                  6.150% 06/25/31                                      5,000,000     5,085,050
                                                  6.899% 03/25/31                                      3,000,000     3,031,020

                 Countrywide Home Loans, Inc.     6.000% 01/25/33                                      2,348,249     2,407,331

    First Horizon Mortgage Pass-Through Trust     5.111% 10/25/33 (a)                                  1,906,335     1,744,010

                   Green Tree Financial Corp.     7.850% 08/15/25                                      9,100,000     8,372,000

           MBNA Credit Card Master Note Trust     4.450% 08/15/16                                      5,000,000     4,791,950

               Preferred Mortgage Asset Trust     8.400% 09/25/12 (d)                                     68,719        68,719

             Residential Accredit Loans, Inc.     6.250% 03/25/17                                      3,703,281     3,801,065

         Residential Assets Mortgage Products     5.600% 12/25/33                                      5,500,000     5,550,105

Residential Funding Mortgage Securities, Inc.     6.460% 01/25/27                                      2,625,000     2,668,050
                                                  6.500% 03/25/32                                      1,875,756     1,920,045
                                                  6.650% 01/25/27                                      1,000,000     1,013,190

                 Tryon Mortgage Funding, Inc.     7.500% 02/20/27 (e)                                     80,962        80,962

        Washington Mutual Mortgage Loan Trust     2.410% 01/25/40 (a)                                  2,638,139     2,638,069

                                                  TOTAL ASSET-BACKED &
                                                  NON-AGENCY  MORTGAGE-BACKED
                                                  SECURITIES
                                                  (COST OF $81,278,147)                                             80,915,442

                 See Accompanying Notes to Financial Statements.

                                                                                                         PAR ($)     VALUE ($)
--------------------------------------------   --------------------------------------------------------------------------------
CORPORATE FIXED INCOME BONDS & NOTES - 4.4%
FINANCE, INSURANCE & REAL ESTATE - 1.7%
NON-DEPOSITORY CREDIT INSTITUTIONS - 1.7%

                      BOEING CAPITAL CORP.        6.500% 02/15/12                                      5,000,000     5,569,350

           GENERAL MOTORS ACCEPTANCE CORP.        7.000% 02/01/12                                      5,000,000     5,224,800

              VERIZON GLOBAL FUNDING CORP.        7.250% 12/01/10                                      5,000,000     5,738,800
                                                  ----------------------------------------------------------------------------
                                                                        Non-Depository Credit Institutions Total    16,532,950
                                                                                                                --------------
                                                                          FINANCE, INSURANCE & REAL ESTATE TOTAL    16,532,950
MANUFACTURING - 1.1%
CHEMICALS & ALLIED PRODUCTS - 0.6%

                          Dow Chemical Co.        6.125% 02/01/11                                      5,000,000     5,445,100
                                                  ----------------------------------------------------------------------------
                                                                               Chemicals & Allied Products Total     5,445,100
METALS & MINING - 0.5%

                               Alcoa, Inc.        6.000% 01/15/12                                      5,000,000     5,442,000
                                                  ----------------------------------------------------------------------------
                                                                                           Metals & Mining Total     5,442,000
                                                                                                                --------------
                                                                                             MANUFACTURING TOTAL    10,887,100
RETAIL TRADE - 0.5%
GENERAL MERCHANDISE STORES - 0.5%

                              Target Corp.        5.875% 03/01/12                                      5,000,000     5,425,950
                                                  ----------------------------------------------------------------------------
                                                                                General Merchandise Stores Total     5,425,950
                                                                                                                --------------
                                                                                              RETAIL TRADE TOTAL     5,425,950
TRANSPORTATION, COMMUNICATIONS, ELECTRIC, GAS &
SANITARY SERVICES - 1.1%
MEDIA - 0.6%

                         Gannett Co., Inc.        6.375% 04/01/12                                      5,000,000     5,571,650
                                                  ----------------------------------------------------------------------------
                                                                                                     Media Total     5,571,650
PRINTING & PUBLISHING - 0.5%

                              Viacom, Inc.        6.625% 05/15/11                                      5,000,000     5,559,500
                                                  ----------------------------------------------------------------------------
                                                                                     Printing & Publishing Total     5,559,500
                                                                                                                --------------

                                                                       TRANSPORTATION, COMMUNICATIONS, ELECTRIC,
                                                                                   GAS & SANITARY SERVICES TOTAL    11,131,150

                                                                      TOTAL CORPORATE FIXED INCOME BONDS & NOTES
                                                                                           (COST OF $40,384,845)    43,977,150

                 See Accompanying Notes to Financial Statements.

                                                                                                         PAR ($)     VALUE ($)
--------------------------------------------   --------------------------------------------------------------------------------
SHORT-TERM OBLIGATION - 41.1%

                                                  Repurchase agreement with State Street Bank &
                                                  Trust Co., dated 08/31/04, due 09/01/04 at 1.520%,
                                                  collateralized by U.S. Government Agency
                                                  Obligations with various maturities to 01/15/13,
                                                  market value $415,384,760 (repurchase proceeds
                                                  $407,222,193)                                      407,205,000   407,205,000

                                                  TOTAL SHORT-TERM OBLIGATION
                                                  (COST OF $407,205,000)                                           407,205,000

                                                  TOTAL INVESTMENTS - 151.4%
                                                  (COST OF $1,476,740,970) (f)                                   1,499,866,029

                                                  OTHER ASSETS & LIABILITIES, NET - (51.4)%                       (509,060,660)

                                                  NET ASSETS - 100.0%                                              990,805,369

NOTES TO INVESTMENT PORTFOLIO:

(a) Variable rate security. The interest rate shown reflects the rate as of August 31, 2004.
(b) Security purchased on a delayed delivery basis.
(c) A portion of the security with a market value of $1,699,934 pledged as collateral for open futures contracts.
(d) Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. At August 31, 2004, the value of this security represents less than 0.01% of net assets.
(e) Represents fair value as determined in good faith under procedures approved by the Board of Trustees.
(f) Cost for federal income tax purposes is $1,480,114,514.

AT AUGUST 31, 2004, THE FUND HELD THE FOLLOWING OPEN LONG FUTURES CONTRACTS:

                                               AGGREGATE     EXPIRATION     UNREALIZED
          TYPE                    VALUE       FACE VALUE        DATE       APPRECIATION
---------------------------------------------------------------------------------------
5-Year U.S. Treasury Note     $ 6,640,313     $ 6,623,768      Dec-2004       $ 16,545
                                                                              --------

AT AUGUST 31, 2004, THE FUND HELD THE FOLLOWING OPEN SHORT FUTURES CONTRACTS:

                                              AGGREGATE      EXPIRATION      UNREALIZED
         TYPE                     VALUE       FACE VALUE        DATE        DEPRECIATION
----------------------------------------------------------------------------------------
U.S. Bond                     $ 7,124,000    $ 7,122,304      Dec-2004       $ (1,696)
                                                                             --------

                 See Accompanying Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES
AUGUST 31, 2004                                 COLUMBIA FEDERAL SECURITIES FUND

                                                                                                                            ($)
------------------------------------------        ----------------------------------------------------------------------------
                                    ASSETS        Investments, at cost (including repurchase agreement)          1,476,740,970
                                                                                                                --------------
                                                  Investments, at value                                          1,092,661,029
                                                  Repurchase agreement, at value                                   407,205,000
                                                  Cash                                                                     543
                                                  Receivable for:
                                                   Fund shares sold                                                    326,945
                                                   Interest                                                          3,919,604
                                                   Dollar roll fee income                                            2,302,685
                                                  Deferred Trustees' compensation plan                                  42,596
                                                                                                                --------------
                                                     Total Assets                                                1,506,458,402
                                                  ----------------------------------------------------------------------------

                               LIABILITIES        Payable for:
                                                   Investments purchased on a delayed delivery basis               512,359,903
                                                   Fund shares repurchased                                             773,757
                                                   Futures variation margin                                             27,020
                                                   Distributions                                                     1,139,615
                                                   Investment advisory fee                                             501,053
                                                   Transfer agent fee                                                  330,652
                                                   Pricing and bookkeeping fees                                         40,002
                                                   Trustees' fees                                                        1,071
                                                   Custody fee                                                          34,450
                                                   Distribution and service fees                                       316,142
                                                  Deferred Trustees' fees                                               42,596
                                                  Other liabilities                                                     86,772
                                                                                                                --------------
                                                     Total Liabilities                                             515,653,033

                                                                                                      NET ASSETS   990,805,369
                                                  ----------------------------------------------------------------------------

                 COMPOSITION OF NET ASSETS        Paid-in capital                                                1,054,752,416
                                                  Overdistributed net investment income                             (3,192,744)
                                                  Accumulated net realized loss                                    (83,894,211)
                                                  Net unrealized appreciation on:
                                                   Investments                                                      23,125,059
                                                   Futures contracts                                                    14,849
                                                                                                                --------------
                                                                                                      NET ASSETS   990,805,369
                                                  ----------------------------------------------------------------------------

                                   CLASS A        Net assets                                                       853,800,872
                                                  Shares outstanding                                                79,405,530
                                                  Net asset value per share                                              10.75(a)
                                                  Maximum offering price per share ($10.75/0.9525)                       11.29(b)
                                                  ----------------------------------------------------------------------------

                                   CLASS B        Net assets                                                        96,526,504
                                                  Shares outstanding                                                 8,977,251
                                                  Net asset value and offering price per share                           10.75(a)
                                                  ----------------------------------------------------------------------------

                                   CLASS C        Net assets                                                        10,629,606
                                                  Shares outstanding                                                   988,592
                                                  Net asset value and offering price per share                           10.75(a)
                                                  ----------------------------------------------------------------------------

                                   CLASS Z        Net assets                                                        29,848,387
                                                  Shares outstanding                                                 2,775,892
                                                  Net asset value, offering and redemption price per share               10.75

(a) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

(b) On sales of $50,000 or more the offering price is reduced.

                 See Accompanying Notes to Financial Statements.

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED AUGUST 31, 2004              COLUMBIA FEDERAL SECURITIES FUND

                                                                                                                            ($)
------------------------------------------        ----------------------------------------------------------------------------
                         INVESTMENT INCOME        Interest                                                          34,732,152
                                                  Dollar roll fee income                                            21,847,540
                                                                                                                --------------
                                                   Total Investment Income                                          56,579,692
                                                  ----------------------------------------------------------------------------

                                  EXPENSES        Investment advisory fee                                            6,391,250
                                                  Distribution fee:
                                                   Class B                                                             869,653
                                                   Class C                                                             105,772
                                                  Service fee:
                                                   Class A                                                           2,299,387
                                                   Class B                                                             289,884
                                                   Class C                                                              35,237
                                                  Transfer agent fee                                                 2,274,476
                                                  Pricing and bookkeeping fees                                         502,028
                                                  Trustees' fees                                                        38,684
                                                  Custody fee                                                          202,271
                                                  Non-recurring costs (See Note 7)                                      48,172
                                                  Other expenses                                                       387,510
                                                                                                                --------------
                                                   Total Expenses                                                   13,444,324
                                                  Fees waived by Distributor - Class C                                 (21,164)
                                                  Custody earnings credit                                               (1,464)
                                                  Non-recurring costs assumed by Investment Advisor (See Note 7)       (48,172)
                                                                                                                --------------
                                                   Net Expenses                                                     13,373,524
                                                                                                                --------------
                                                  Net Investment Income                                             43,206,168
                                                  ----------------------------------------------------------------------------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON        Net realized gain on:
         INVESTMENTS AND FUTURES CONTRACTS         Investments                                                       9,673,397
                                                   Futures contracts                                                   113,232
                                                                                                                --------------
                                                     Net realized gain                                               9,786,629
                                                  Net change in unrealized
                                                   appreciation/depreciation on:
                                                   Investments                                                       5,119,894
                                                   Futures contracts                                                  (758,113)
                                                                                                                --------------
                                                     Net change in unrealized appreciation/depreciation              4,361,781
                                                                                                                --------------
                                                  Net Gain                                                          14,148,410
                                                                                                                --------------
                                                  Net Increase in Net Assets from Operations                        57,354,578

                 See Accompanying Notes to Financial Statements.

STATEMENT OF CHANGES IN NET ASSETS
                                                COLUMBIA FEDERAL SECURITIES FUND

                                                                                                      YEAR ENDED AUGUST 31,
                                                                                                 ------------------------------
INCREASE (DECREASE) IN NET ASSETS:                                                                      2004 ($)      2003 ($)
------------------------------------------        -----------------------------------------------------------------------------
                                OPERATIONS        Net investment income                               43,206,168     37,461,236
                                                  Net realized gain on investments and
                                                    futures contracts                                  9,786,629     13,195,755
                                                  Net change in unrealized appreciation/depreciation
                                                   on investments and futures contracts                4,361,781    (36,814,021)
                                                                                                 ------------------------------
                                                     Net Increase from Operations                     57,354,578     13,842,970
                                                  -----------------------------------------------------------------------------
    DISTRIBUTIONS DECLARED TO SHAREHOLDERS        From net investment income:
                                                   Class A                                           (36,355,479)   (40,113,120)
                                                   Class B                                            (3,712,264)    (5,356,370)
                                                   Class C                                              (473,222)      (715,311)
                                                   Class Z                                              (904,995)      (152,339)
                                                                                                 ------------------------------
                                                     Total Distributions Declared to Shareholders    (41,445,960)   (46,337,140)
                                                  -----------------------------------------------------------------------------
                        SHARE TRANSACTIONS        Class A:
                                                   Subscriptions                                      20,405,764    143,838,402
                                                   Proceeds received in connection with merger                --    546,397,952
                                                   Distributions reinvested                           22,652,506     23,770,788
                                                   Redemptions                                      (207,028,823)  (249,647,877)
                                                                                                 ------------------------------
                                                     Net Increase (Decrease)                        (163,970,553)   464,359,265
                                                  Class B:
                                                   Subscriptions                                       7,676,112     59,274,927
                                                   Proceeds received in connection with merger                --     83,955,951
                                                   Distributions reinvested                            2,762,561      3,807,842
                                                   Redemptions                                       (59,620,856)   (81,677,078)
                                                                                                 ------------------------------
                                                     Net Increase (Decrease)                         (49,182,183)    65,361,642
                                                  Class C:
                                                   Subscriptions                                       1,554,912     22,936,399
                                                   Proceeds received in connection with merger                --     10,286,982
                                                   Distributions reinvested                              351,554        522,208
                                                   Redemptions                                       (10,433,423)   (24,931,718)
                                                                                                 ------------------------------
                                                     Net Increase (Decrease)                          (8,526,957)     8,813,871
                                                  Class Z:
                                                   Subscriptions                                      31,693,621     15,007,141
                                                   Proceeds received in connection with merger                --        536,933
                                                   Distributions reinvested                              899,443        147,589
                                                   Redemptions                                       (12,868,287)    (6,194,332)
                                                                                                 ------------------------------
                                                     Net Increase                                     19,724,777      9,497,331
                                                  Net Increase (Decrease) from Share Transactions   (201,954,916)   548,032,109
                                                                                                 ------------------------------
                                                       Total Increase (Decrease) in Net Assets      (186,046,298)   515,537,939
                                                  -----------------------------------------------------------------------------
                                NET ASSETS        Beginning of period                              1,176,851,667    661,313,728
                                                  End of period (including overdistributed net
                                                    investment income of $(3,192,744) and
                                                    $(9,667,037), respectively)                      990,805,369  1,176,851,667

                 See Accompanying Notes to Financial Statements.

                                                                                                      YEAR ENDED AUGUST 31,
                                                                                                 ------------------------------
                                                                                                        2004 ($)       2003 ($)
------------------------------------------        -----------------------------------------------------------------------------
                         CHANGES IN SHARES        Class A:
                                                   Subscriptions                                       1,908,313     13,170,473
                                                   Issued in connection with merger                           --     50,174,284
                                                   Issued for distributions reinvested                 2,115,597      2,183,231
                                                   Redemptions                                       (19,391,331)   (22,908,897)
                                                                                                 ------------------------------
                                                     Net Increase (Decrease)                         (15,367,421)    42,619,091
                                                  Class B:
                                                   Subscriptions                                         720,038      5,426,540
                                                   Issued in connection with merger                           --      7,709,454
                                                   Issued for distributions reinvested                   257,915        349,581
                                                   Redemptions                                        (5,579,792)    (7,510,022)
                                                                                                 ------------------------------
                                                     Net Increase (Decrease)                          (4,601,839)     5,975,553
                                                  Class C:
                                                   Subscriptions                                         145,777      2,101,958
                                                   Issued in connection with merger                           --        944,626
                                                   Issued for distributions reinvested                    32,806         47,952
                                                   Redemptions                                          (976,985)    (2,289,986)
                                                                                                 ------------------------------
                                                     Net Increase (Decrease)                            (798,402)       804,550
                                                  Class Z:
                                                   Subscriptions                                       2,963,771      1,376,471
                                                   Issued in connection with merger                           --         49,305
                                                   Issued for distributions reinvested                    84,114         13,639
                                                   Redemptions                                        (1,202,169)      (569,618)
                                                                                                 ------------------------------
                                                     Net Increase                                      1,845,716        869,797

                 See Accompanying Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS
AUGUST 31, 2004                                 COLUMBIA FEDERAL SECURITIES FUND

NOTE 1. ORGANIZATION

Columbia Federal Securities Fund (the "Fund"), a series of Columbia Funds Trust III (the "Trust"), is a diversified portfolio. The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

INVESTMENT GOAL

The Fund seeks as high a level of current income and total return as is consistent with prudent risk.

FUND SHARES

The Fund may issue an unlimited number of shares and offers four classes of shares: Class A, Class B, Class C and Class Z. Each share class has its own sales charge and expense structure.

Class A shares are subject to a maximum front-end sales charge of 4.75% based on the amount of initial investment. Class A shares purchased without an initial sales charge are subject to a 1.00% contingent deferred sales charge ("CDSC") on shares sold within eighteen months on an original purchase of $1 million to $25 million. Class B shares are subject to a maximum CDSC of 5.00% based upon the holding period after purchase. Class B shares will convert to Class A shares in a certain number of years after purchase, depending on the program under which shares were purchased. Class C shares are subject to a 1.00% CDSC on shares sold within one year after purchase. Class Z shares are offered continuously at net asset value. There are certain restrictions on the purchase of Class Z shares, as described in the Fund's prospectus.

Effective October 13, 2003, the Fund changed its name from Liberty Federal Securities Fund to Columbia Federal Securities Fund. Also on that date, the Trust changed its name from Liberty Funds Trust III to Columbia Funds Trust III.

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

USE OF ESTIMATES

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America ("GAAP") requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

SECURITY VALUATION

Debt securities generally are valued by a pricing service approved by the Fund's Board of Trustees, based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes. Debt securities for which quotations are readily available are valued at an over-the-counter or exchange bid quotation.

Short-term debt obligations maturing within 60 days are valued at amortized cost, which approximates market value.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded.

Investments for which market quotations are not readily available, or quotations which management believes are not appropriate, are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Trustees.

SECURITY TRANSACTIONS

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

FUTURES CONTRACTS

The Fund may invest in municipal and U.S. Treasury futures contracts. The Fund will invest in these instruments to hedge against the effects of changes in the value of portfolio securities due to anticipated changes in interest rates and/or market conditions, for duration management, or when the transactions are economically appropriate to the reduction of risk inherent in the management of the Fund and not for trading purposes. The use of futures contracts involves certain risks, which include: (1) imperfect correlation between the price movement of the instruments and the underlying securities, (2) inability to close out positions due to differing trading hours, or the temporary absence of a liquid market, for either the instrument or the underlying securities, or (3) an inaccurate prediction by Columbia Management Advisors, Inc. of the future direction of interest rates. Any of these risks may involve amounts exceeding the variation margin recorded in the Fund's Statement of Assets and Liabilities at any given time.

Upon entering into a futures contract, the Fund deposits cash or securities with the broker in an amount sufficient to meet the initial margin requirement. Subsequent payments are made or received by the Fund equal to the daily change in the contract value and are recorded as variation margin payable or receivable and offset in unrealized gains or losses. The Fund also identifies portfolio securities as segregated with the custodian in a separate account in an amount equal to the futures contract. The Fund recognizes a realized gain or loss when the contract is closed or expires.

REPURCHASE AGREEMENTS

The Fund may engage in repurchase agreement transactions with institutions that the Fund's investment advisor has determined are creditworthy. The Fund, through its custodian, receives delivery of underlying securities collateralizing a repurchase agreement. Collateral is at least equal, at all times, to the value of the repurchase obligation including interest. A repurchase agreement transaction involves certain risks in the event of default or insolvency of the counterparty. These risks include possible delays or restrictions upon the Fund's ability to dispose of the underlying securities and a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights.

MORTGAGE DOLLAR ROLL TRANSACTIONS

The Fund may enter into mortgage dollar roll transactions. A mortgage dollar roll transaction involves a sale by the Fund of securities that it holds with an agreement by the Fund to repurchase substantially similar securities at an agreed upon price and date. During the period between the sale and repurchase, the Fund will not be entitled to accrue interest and receive principal payment on the securities sold. Mortgage dollar roll transactions involve the risk that the market value of the securities sold by the Fund may decline below the repurchase price of those securities. In the event the buyer of the securities under a mortgage dollar roll transaction files for bankruptcy or becomes insolvent, the Fund's use of proceeds of the transaction may be restricted pending a determination by or with respect to the other party. The Fund identifies U.S. Government securities or other liquid high grade debt obligations as segregated with the custodian in an amount equal to the mortgage dollar roll transactions.

DELAYED DELIVERY SECURITIES

The Fund may trade securities on other than normal settlement terms, including securities purchased or sold on a "when-issued" basis. This may increase the risk if the other party to the transaction fails to deliver and causes the Fund to subsequently invest at less advantageous prices. The Fund identifies cash or liquid portfolio securities as segregated with the custodian in an amount equal to the delayed delivery commitment.

INCOME RECOGNITION

Interest income is recorded on the accrual basis and includes accretion of discounts, amortization of premiums and paydown gains and losses. Fee income attributable to mortgage dollar roll transactions is recorded on the accrual basis over the term of the transaction.

DETERMINATION OF CLASS NET ASSET VALUES

All income, expenses (other than class-specific expenses, as shown on the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis for purposes of determining the net asset value of each class. Income and expenses are allocated to each class based on the settled shares method, while realized and unrealized gains (losses) are allocated based on the relative net assets of each class.

FEDERAL INCOME TAX STATUS

The Fund intends to qualify each year as a "regulated investment company" under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

DISTRIBUTIONS TO SHAREHOLDERS

Dividends from net investment income are declared daily and paid monthly. Net realized capital gains, if any, are distributed at least annually.

NOTE 3. FEDERAL TAX INFORMATION

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. Reclassifications are made to the Fund's capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

For the year ended August 31, 2004, permanent differences resulting primarily from differing treatments for capital loss carryforwards expired, amortization/accretion adjustments and paydown reclassifications were identified and reclassified among the components of the Fund's net assets as follows:

OVERDISTRIBUTED         ACCUMULATED
NET INVESTMENT         NET REALIZED           PAID-IN
    INCOME                 LOSS               CAPITAL
----------------------------------------------------------
 $  4,714,085         $  31,596,664        $  (36,310,749)

Net investment income and net realized gains (losses), as disclosed on the Statement of Operations, and net assets were not affected by this reclassification.

The tax character of distributions paid during the years ended August 31, 2004 and August 31, 2003 was as follows:

                                 AUGUST 31,      AUGUST 31,
                                    2004            2003
-------------------------------------------------------------
Distributions paid from:
   Ordinary Income*            $  41,445,960  $  46,337,140

*For tax purposes short-term capital gains distributions, if any, are considered ordinary income distributions.

As of August 31, 2004, the components of distributable earnings on a tax basis were as follows:

UNDISTRIBUTED         UNDISTRIBUTED
  ORDINARY              LONG-TERM         NET UNREALIZED
   INCOME             CAPITAL GAINS        APPRECIATION*
---------------------------------------------------------
$  1,392,161            $   --            $  19,749,819

*The differences between book-basis and tax-basis net unrealized appreciation are primarily due to amortization/accretion adjustments.

Unrealized appreciation and depreciation at August 31, 2004, based on cost of investments for federal income tax purposes was:

Unrealized appreciation                   $  22,232,268
Unrealized depreciation                      (2,480,753)
-------------------------------------------------------
 Net unrealized appreciation              $  19,751,515

The following capital loss carryforwards may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:

  YEAR OF                 CAPITAL LOSS
EXPIRATION                CARRYFORWARD
--------------------------------------
   2006                 $     287,185
   2007                    11,858,635
   2008                    39,647,571
   2009                    29,849,094
--------------------------------------
                        $  81,642,485

Of the capital loss carryforwards attributable to the Fund, $27,762,365 ($287,185 expiring 08/31/06, $11,858,635 expiring 08/31/07 and $15,616,545 expiring 08/31/08) remain from the Liberty Intermediate Government Fund's merger with the Fund (See Note 8).

Capital loss carryforwards of $2,818,440 were utilized and $36,310,749 were expired during the year ended August 31, 2004 for the Fund. Any capital loss carryforwards acquired as part of a merger that are permanently lost due to provisions under the Internal Revenue Code are included as being expired. Expired capital loss carryforwards are recorded as a reduction of paid-in capital.

NOTE 4. FEES AND COMPENSATION PAID TO AFFILIATES

Columbia Management Advisors, Inc. ("Columbia") is the investment advisor to the Fund. Prior to April 1, 2004, Columbia was an indirect, wholly owned subsidiary of FleetBoston Financial Corporation ("FleetBoston"). Effective April 1, 2004, FleetBoston, including the Fund's investment advisor, transfer agent and distributor, was acquired by Bank of America Corporation ("BOA"). The acquisition did not change the way the Fund is managed, the investment personnel assigned to manage the Fund or the fees paid by the Fund.

INVESTMENT ADVISORY FEE

Columbia provides administrative and other services to the Fund in addition to investment advisory services. Columbia receives a monthly investment advisory fee based on the Fund's average daily net assets at the following annual rates:

AVERAGE DAILY NET ASSETS        ANNUAL FEE RATE
-----------------------------------------------------
    First $1 billion                0.60%
     Next $1 billion                0.55%
     Next $1 billion                0.50%
     Over $3 billion                0.40%

For the year ended August 31, 2004, the Fund's effective investment advisory fee rate was 0.60%.

PRICING AND BOOKKEEPING FEES

Columbia is responsible for providing pricing and bookkeeping services to the Fund under a pricing and bookkeeping agreement. Under a separate agreement (the "Outsourcing Agreement"), Columbia has delegated those functions to State Street Corporation ("State Street"). As a result, Columbia pays the total fees collected to State Street under the Outsourcing Agreement.

Under its pricing and bookkeeping agreement with the Fund, Columbia receives from the Fund an annual flat fee of $10,000 paid monthly, and in any month that the Fund's average daily net assets exceed $50 million, an additional monthly fee. The additional fee rate is calculated by taking into account the fees payable to State Street under the Outsourcing Agreement. This rate is applied to the average daily net assets of the Fund for that month The Fund also pays additional fees for pricing services based on the number of securities held by the Fund. For the year ended August 31, 2004, the Fund's effective pricing and bookkeeping fee rates, inclusive of out-of-pocket expenses, was 0.047%.

TRANSFER AGENT FEES

Columbia Funds Services, Inc. (the "Transfer Agent"), an affiliate of Columbia, provides shareholder services to the Fund. For such services, the Transfer Agent receives a fee, paid monthly, at the annual rate of $34.00 per open account. The Transfer Agent also receives reimbursement for certain out-of-pocket expenses.

Prior to November 1, 2003, the Transfer Agent was entitled to receive a monthly transfer agent fee, in addition to reimbursement for certain out-of-pocket expenses, at the annual rate of 0.06% of the Fund's average daily net assets plus flat-rate charges based on the number of shareholder accounts and transactions. For the year ended August 31, 2004, the Fund's effective transfer agent fee rate, inclusive of out-of-pocket expenses, was 0.21%.

Effective October 13, 2003, Liberty Funds Services, Inc. was renamed Columbia Funds Services, Inc.

UNDERWRITING DISCOUNTS, SERVICE AND DISTRIBUTION FEES

Columbia Funds Distributor, Inc. (the "Distributor"), an affiliate of Columbia, is the principal underwriter of the Fund. For the year ended August 31, 2004, the Distributor has retained net underwriting discounts of $21,072 on sales of the Fund's Class A shares and received CDSC fees of $8,922, $470,095 and $7,710 on Class A, Class B and Class C share redemptions, respectively.

The Fund has adopted a 12b-1 plan (the "Plan") which requires the payment of a monthly service fee to the Distributor at the annual rate of 0.25% of the average daily net assets attributable to Class A, Class B and Class C shares of the Fund. The Plan also requires the payment of a monthly distribution fee to the Distributor at the annual rate of 0.75% of the average daily net assets attributable to Class B and Class C shares. The Distributor has voluntarily agreed to waive a portion of the Class C share distribution fee so that it will not exceed 0.60% annually.

The CDSC and the fees received from the Plan are used principally as repayment to the Distributor for amounts paid by the Distributor to dealers who sold such shares.

Effective October 13, 2003, Liberty Funds Distributor, Inc. was renamed Columbia Funds Distributor, Inc.

CUSTODY CREDITS

The Fund has an agreement with its custodian bank under which custody fees may be reduced by balance credits. The Fund could have invested a portion of the assets utilized in connection with the expense offset arrangement in an income-producing asset if it had not entered into such an agreement.

FEES PAID TO OFFICERS AND TRUSTEES

The Fund pays no compensation to its officers, all of whom are employees of Columbia or its affiliates.

The Fund's Trustees may participate in a deferred compensation plan which may be terminated at any time. Obligations of the plan will be paid solely out of the Fund's assets.

OTHER

Columbia provides certain services to the Fund related to Sarbanes-Oxley compliance. For the year ended August 31, 2004, the Fund paid $3,141 to Columbia for such services. This amount is included in "Other expenses" on the Statement of Operations.

NOTE 5. PORTFOLIO INFORMATION

For the year ended August 31, 2004, the cost of purchases and proceeds from sales of securities, excluding short-term obligations and mortgage dollar roll transactions, were $706,333,783 and $606,433,891, respectively, of which $640,779,650 and $595,017,173 were U.S. Government securities.

NOTE 6. LINE OF CREDIT

The Fund and other affiliated funds participate in a $350,000,000 credit facility, which is used for temporary or emergency purposes to facilitate portfolio liquidity. Interest is charged to the Fund based on its borrowings. In addition, the Fund has agreed to pay commitment fees on its pro-rata portion of the unutilized line of credit. The commitment fee is included in "Other expenses" on the Statement of Operations. For the year ended August 31, 2004, the Fund did not borrow under this arrangement.

NOTE 7. DISCLOSURE OF SIGNIFICANT RISKS AND CONTINGENCIES

LEGAL PROCEEDINGS

Columbia, the Distributor, and certain of their affiliates (collectively, "The Columbia Group") have received information requests and subpoenas from various regulatory and law enforcement authorities in connection with their investigations of late trading and market timing in mutual funds as well as other industry wide issues. The Columbia Group has not uncovered any instances where Columbia or the Distributor were knowingly involved in late trading of mutual fund shares.

On February 24, 2004, the Securities and Exchange Commission ("SEC") filed a civil complaint in the United States District Court for the District of Massachusetts against Columbia and the Distributor, alleging that they had violated certain provisions of the federal securities laws in connection with trading activity in mutual fund shares. Also on February 24, 2004, the New York Attorney General ("NYAG") filed a civil complaint in New York Supreme Court, County of New York against Columbia and the Distributor alleging that Columbia and the Distributor had violated certain New York anti-fraud statutes. If either Columbia or the Distributor is unsuccessful in its defense of these proceedings, it could be barred from serving as an investment advisor or distributor for any investment company registered under the Investment Company Act of 1940, as amended (a "registered investment company"). Such results could prevent Columbia, the Distributor or any company that is an affiliated person of Columbia and the Distributor from serving as an investment advisor or distributor for any registered investment company, including your fund. Your fund has been informed by Columbia and the Distributor that, if these results occur, they will seek exemptive relief from the SEC to permit them to continue to serve as your fund's investment advisor and distributor. There is no assurance that such exemptive relief will be granted. On March 15, 2004, Columbia and the Distributor entered into agreements in principle with the SEC Division of Enforcement and NYAG in settlement of the charges. Under the agreements, Columbia and the Distributor agreed, among other things, to the following conditions: payment of $70 million in disgorgement; payment of $70 million in civil penalties; an order requiring Columbia and the Distributor to cease and desist from violations of the antifraud provisions and other provisions of the federal securities laws; governance changes designed to maintain the independence of the mutual fund boards of trustees and ensure compliance with securities laws and their fiduciary duties; and retention of an independent consultant to review Columbia's and the Distributor's compliance policies and procedures. The agreement requires the final approval of the SEC. In a separate agreement with the NYAG, the Columbia Group and its affiliate Banc of America Capital Management, LLC have agreed to collectively reduce mutual fund fees by $160 million over a five-year period.

As a result of these matters or any adverse publicity or other developments resulting from them, there may be increased redemptions or reduced sales of fund shares, which could increase transaction costs or operating expenses, or have other adverse consequences for the funds.

In connection with the events described in detail above, various parties have filed suit against certain funds, their Boards and/or FleetBoston (and affiliated entities). More than 300 cases (including those filed against entities unaffiliated with the funds, their Boards and/or FleetBoston and its affiliated entities) have been consolidated in a multi-district proceeding and transferred to the Federal District Court in Maryland. Recently, certain Columbia funds and affiliated entities have been named as defendants in several derivative actions under various sections of the Investment Company Act of 1940, as amended, alleging, among other things, that the fees and expenses paid by those funds are excessive. The funds and the other defendants to these actions, including Columbia and various affiliates, certain other mutual funds advised by Columbia and its affiliates, and various directors of such funds, have denied these allegations and are contesting the plaintiffs' claims. These suits and certain regulatory investigations are ongoing, however, based on currently available information, Columbia believes that these lawsuits are without merit, that the likelihood they will have a material adverse impact on any fund is remote, and that the lawsuits are not likely to materially affect its ability to provide investment management services to its clients, including the funds.

For the year ended August 31, 2004, Columbia has assumed $48,172 of legal, consulting services and Trustees' fees incurred by the Fund in connection with these matters.

NOTE 8. BUSINESS COMBINATIONS AND MERGERS

FUND MERGER

As of the end of business on November 1, 2002, the Fund acquired all the net assets of Liberty Intermediate Government Fund pursuant to a plan of reorganization approved by Fund's shareholders on October 18, 2002. All assets of Liberty Intermediate Government Fund were transferred to the Fund in a tax-free exchange and shareholders of Liberty Intermediate Government Fund received shares of the Fund in exchange for their shares as follows:

                                                UNREALIZED
    SHARES ISSUED      NET ASSETS RECEIVED     APPRECIATION(1)
----------------------------------------------------------------
     58,877,669           $  641,177,818        $  33,972,299

                         NET ASSETS OF
    NET ASSETS OF     LIBERTY INTERMEDIATE     NET ASSETS OF
   THE FUND PRIOR     GOVERNMENT FUND PRIOR   THE FUND AFTER
   TO COMBINATION        TO COMBINATION         COMBINATION
----------------------------------------------------------------
  $  681,842,080         $  641,177,818       $ 1,323,019,898

(1) Unrealized appreciation on investments is included in the Net Assets Received amount shown above.

FINANCIAL HIGHLIGHTS
                                                COLUMBIA FEDERAL SECURITIES FUND

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:

                                                                                YEAR ENDED AUGUST 31,
CLASS A SHARES                                             2004             2003          2002                2001           2000
---------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD               $      10.60     $      10.88   $     10.61        $      10.02     $    10.14

INCOME FROM INVESTMENT OPERATIONS:
Net investment income                                      0.44(a)          0.41          0.51(a)(b)          0.60(a)        0.74(c)
Net realized and unrealized gain (loss)
on investments and futures contracts                       0.13            (0.24)         0.32(b)             0.58          (0.14)
                                                   ------------     ------------   -----------        ------------     ----------
Total from Investment Operations                           0.57             0.17          0.83                1.18           0.60

LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net investment income                                (0.42)           (0.45)        (0.56)              (0.59)         (0.68)
In excess of net investment income                           --               --            --                  --          (0.03)
Return of capital                                            --               --            --                  --          (0.01)
                                                   ------------     ------------   -----------        ------------     ----------
Total Distributions Declared
to Shareholders                                           (0.42)           (0.45)        (0.56)              (0.59)         (0.72)

NET ASSET VALUE, END OF PERIOD                     $      10.75     $      10.60   $     10.88        $      10.61     $    10.02
Total return (d)                                           5.49%            1.52%         8.05%              12.12%          6.23%

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Expenses (e)                                               1.16%            1.25%         1.21%               1.15%          1.17%
Net investment income (e)                                  4.11%            3.30%         4.77%(b)            5.82%          6.87%
Portfolio turnover rate                                      93%              61%           94%                229%            96%
Net assets, end of period (000's)                  $    853,801     $  1,004,181   $   567,270        $    577,809     $  582,535

(a) Per share data was calculated using average shares outstanding during the period.
(b) Effective September 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and accreting discount on all debt securities. The effect of this change for the year ended August 31, 2002 was to decrease net investment income per share by $0.02, increase net realized and unrealized gain per share by $0.02 and decrease the ratio of net investment income to average net assets from 4.95% to 4.77%. Per share data and ratios for periods prior to August 31, 2002 have not been restated to reflect this change in presentation.
(c) The per share net investment income amount does not reflect the period's reclassifications of differences between book and tax basis net investment income.
(d) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.
(e) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.

                                                                                YEAR ENDED AUGUST 31,
CLASS B SHARES                                             2004             2003          2002                2001           2000
---------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD               $      10.60     $      10.88   $     10.61        $      10.02     $    10.14

INCOME FROM INVESTMENT OPERATIONS:
Net investment income                                      0.36(a)          0.31          0.43(a)(b)          0.52(a)        0.67(c)
Net realized and unrealized gain (loss)
on investments and futures contracts                       0.13            (0.22)         0.32(b)             0.59          (0.14)
                                                   ------------     ------------   -----------        ------------     ----------
Total from Investment Operations                           0.49             0.09          0.75                1.11           0.53

LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net investment income                                (0.34)           (0.37)        (0.48)              (0.52)         (0.61)
In excess of net investment income                           --               --            --                  --          (0.03)
Return of capital                                            --               --            --                  --          (0.01)
                                                   ------------     ------------   -----------        ------------     ----------
Total Distributions Declared
to Shareholders                                           (0.34)           (0.37)        (0.48)              (0.52)         (0.65)

NET ASSET VALUE, END OF PERIOD                     $      10.75     $      10.60   $     10.88        $      10.61     $    10.02
Total return (d)                                           4.71%            0.76%         7.25%              11.32%          5.44%

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Expenses (e)                                               1.91%            2.00%         1.96%               1.90%          1.92%
Net investment income (e)                                  3.41%            2.56%         4.02%(b)            5.07%          6.12%
Portfolio turnover rate                                      93%              61%           94%                229%            96%
Net assets, end of period (000's)                  $     96,527     $    143,880   $    82,701        $     55,365     $   53,765

(a) Per share data was calculated using average shares outstanding during the period.
(b) Effective September 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and accreting discount on all debt securities. The effect of this change for the year ended August 31, 2002 was to decrease net investment income per share by $0.02, increase net realized and unrealized gain per share by $0.02 and decrease the ratio of net investment income to average net assets from 4.20% to 4.02%. Per share data and ratios for periods prior to August 31, 2002 have not been restated to reflect this change in presentation.
(c) The per share net investment income amount does not reflect the period's reclassifications of differences between book and tax basis net investment income.
(d) Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.
(e) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:

                                                                                YEAR ENDED AUGUST 31,
CLASS C SHARES                                             2004             2003          2002                2001           2000
---------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD               $      10.60     $      10.88   $     10.61        $      10.02     $    10.14

INCOME FROM INVESTMENT OPERATIONS:
Net investment income                                      0.38(a)          0.32          0.44(a)(b)          0.54(a)        0.68(c)
Net realized and unrealized gain (loss)
on investments and futures contracts                       0.13            (0.22)         0.32(b)             0.58          (0.14)
                                                   ------------     ------------   -----------        ------------     ----------
Total from Investment Operations                           0.51             0.10          0.76                1.12           0.54

LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net investment income                                (0.36)           (0.38)        (0.49)              (0.53)         (0.62)
In excess of net investment income                           --               --            --                  --          (0.03)
Return of capital                                            --               --            --                  --          (0.01)
                                                   ------------     ------------   -----------        ------------     ----------
Total Distributions Declared
to Shareholders                                           (0.36)           (0.38)        (0.49)              (0.53)         (0.66)

NET ASSET VALUE, END OF PERIOD                     $      10.75     $      10.60   $     10.88        $      10.61     $    10.02
Total return (d)(e)                                        4.86%            0.91%         7.41%              11.47%          5.60%

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Expenses (f)                                               1.76%            1.85%         1.81%               1.75%          1.77%
Net investment income (f)                                  3.60%            2.76%         4.17%(b)            5.22%          6.27%
Waiver/reimbursement                                       0.15%            0.15%         0.15%               0.15%          0.15%
Portfolio turnover rate                                      93%              61%           94%                229%            96%
Net assets, end of period (000's)                  $     10,630     $     18,934   $    10,686        $      6,347     $    3,519

(a) Per share data was calculated using average shares outstanding during the period.
(b) Effective September 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and accreting discount on all debt securities. The effect of this change for the year ended August 31, 2002 was to decrease net investment income per share by $0.02, increase net realized and unrealized gain per share by $0.02 and decrease the ratio of net investment income to average net assets from 4.35% to 4.17%. Per share data and ratios for periods prior to August 31, 2002 have not been restated to reflect this change in presentation.
(c) The per share net investment income amount does not reflect the period's reclassifications of differences between book and tax basis net investment income.
(d) Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.
(e) Had the Distributor not waived a portion of expenses, total return would have been reduced.
(f) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:

                                                                                YEAR ENDED AUGUST 31,
CLASS Z SHARES                                             2004             2003          2002                2001           2000
---------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD               $      10.60     $      10.88   $     10.61        $      10.02     $    10.14

INCOME FROM INVESTMENT OPERATIONS:
Net investment income                                      0.46(a)          0.40          0.54(a)(b)          0.63(a)        0.77(c)
Net realized and unrealized gain (loss)
on investments and futures contracts                       0.14            (0.20)         0.31(b)             0.58          (0.14)
                                                   ------------     ------------   -----------        ------------     ----------
Total from Investment Operations                           0.60             0.20          0.85                1.21           0.63

LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net investment income                                (0.45)           (0.48)        (0.58)              (0.62)         (0.71)
In excess of net investment income                           --               --            --                  --          (0.03)
Return of capital                                            --               --            --                  --          (0.01)
                                                   ------------     ------------   -----------        ------------     ----------
Total Distributions Declared
to Shareholders                                           (0.45)           (0.48)        (0.58)              (0.62)         (0.75)

NET ASSET VALUE, END OF PERIOD                     $      10.75     $      10.60   $     10.88        $      10.61     $    10.02
Total return (d)                                           5.75%            1.77%         8.32%              12.39%          6.50%

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Expenses (e)                                               0.91%            1.00%         0.96%               0.90%          0.92%
Net investment income (e)                                  4.30%            3.47%         5.02%(b)            6.07%          7.12%
Portfolio turnover rate                                      93%              61%           94%                229%            96%
Net assets, end of period (000's)                  $     29,848     $      9,857   $       657        $         13     $        1

(a) Per share data was calculated using average shares outstanding during the period.
(b) Effective September 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and accreting discount on all debt securities. The effect of this change for the year ended August 31, 2002 was to decrease net investment income per share by $0.02, increase net realized and unrealized gain per share by $0.02 and decrease the ratio of net investment income to average net assets from 5.20% to 5.02%. Per share data and ratios for periods prior to August 31, 2002 have not been restated to reflect this change in presentation.
(c) The per share net investment income amount does not reflect the period's reclassifications of differences between book and tax basis net investment income.
(d)  Total return at net asset value assuming all distributions reinvested.
(e) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
                                                COLUMBIA FEDERAL SECURITIES FUND

TO THE TRUSTEES OF COLUMBIA FUNDS TRUST III AND THE SHAREHOLDERS OF COLUMBIA FEDERAL SECURITIES FUND

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Columbia Federal Securities Fund (the "Fund") (a series of Columbia Funds Trust III) at August 31, 2004, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management, our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States), which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2004 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.


PricewaterhouseCoopers LLP
Boston, Massachusetts
October 21, 2004

TRUSTEES
                                                COLUMBIA FEDERAL SECURITIES FUND

Effective October 8, 2003, Patrick J. Simpson and Richard L. Woolworth were appointed to the Board of the Trustees of the Fund. Messrs. Simpson and Woolworth had been directors of 15 Columbia Funds and 20 funds in the CMG Fund Trust. Also effective October 8, 2003, the incumbent trustees of the Fund were elected as directors of the 15 Columbia Funds and as trustees of the 20 funds in the CMG Fund Trust. The new combined Board of Trustees/Directors of the Fund now oversees 118 funds in the Columbia Funds Complex (including the former Liberty Funds, former Stein Roe Funds, Columbia Funds and CMG Funds). Several of these trustees/directors also serve on the Boards of other funds in the Columbia Funds Complex.

The Trustrees/Directors serve terms of indefinite duration. The names, addresses and ages of the Trustees/Directors and officers of the Funds in the Columbia Funds Complex, the year each was first elected or appointed to office, their principal business occupations during at least the last five years, the number of portfolios overseen by each Trustee/Director and other directorships they hold are shown below. Each officer listed below serves as an officer of each Fund in the Columbia Funds Complex.

                                                     PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS, NUMBER OF PORTFOLIOS
NAME, ADDRESS AND AGE, POSITION WITH FUNDS, YEAR     IN COLUMBIA FUNDS COMPLEX OVERSEEN BY TRUSTEE/DIRECTOR,
FIRST ELECTED OR APPOINTED TO OFFICE(1)              OTHER DIRECTORSHIPS HELD
DISINTERESTED TRUSTEES

DOUGLAS A.HACKER (Age 48)                            Executive Vice President-Strategy of United Airlines (airline) since
P.O. Box 66100                                       December 2002 (formerly President of UAL Loyalty Services (airline)
Chicago, IL 60666                                    from September 2001 to December 2002; Executive Vice President and
Trustee (since 1996)                                 Chief Financial Officer of United Airlines from March 1999 to
                                                     September 2001; Senior Vice President-Finance from March 1993 to July
                                                     1999). Oversees 118, Orbitz, Inc. (on-line travel company)

JANET LANGFORD KELLY (Age 46)                        Adjunct Professor of Law, Northwestern University since September
9534 W. Gull Lake Drive                              2004, Private Investor since March 2004 (formerly Chief Administrative
Richland, MI 49083-8530                              Officer and Senior Vice President, Kmart Holding Corporation (consumer
Trustee (since 1996)                                 goods), from September 2003 to March 2004; Executive Vice
                                                     President-Corporate Development and Administration, General Counsel
                                                     and Secretary, Kellogg Company (food manufacturer), from September
                                                     1999 to August 2003; Senior Vice President, Secretary and General
                                                     Counsel, Sara Lee Corporation (branded, packaged, consumer-products manufacturer) from January, 1995 to September 1999). Oversees 118,
                                                     None

RICHARD W. LOWRY (Age 68)                            Private Investor since August 1987 (formerly Chairman and Chief
10701 Charleston Drive                               Executive Officer, U.S. Plywood Corporation (building products
Vero Beach, FL 32963                                 manufacturer)). Oversees 120(3), None
Trustee (since 1995)

CHARLES R.NELSON (Age 62)                            Professor of Economics, University of Washington, since January 1976;
Department of Economics                              Ford and Louisa Van Voorhis Professor of Political Economy, University
University of Washington                             of Washington, since September, 1993 (formerly Director, Institute for
Seattle, WA 98195                                    Economic Research, University of Washington from September 2001 to
Trustee (since 1981)                                 June 2003) Adjunct Professor of Statistics, University of Washington,
                                                     since September 1980; Associate Editor, Journal of Money Credit and
                                                     Banking, since September 1993; consultant on econometric and statistical matters. Oversees 118, None

(1) In December 2000, the boards of each of the former Liberty Funds and former Stein Roe Funds were combined into one board of trustees responsible for the oversight of both fund groups (collectively, the "Liberty Board"). In October 2003, the trustees on the Liberty Board were elected to the boards of the Columbia Funds (the "Columbia Board") and of the CMG Fund Trust (the "CMG Funds Board"); simultaneous with that election, Patrick J. Simpson and Richard L.Woolworth, who had been directors on the Columbia Board and trustees on the CMG Funds Board, were appointed to serve as trustees of the Liberty Board. The date shown is the earliest date on which a trustee/director was elected or appointed to the board of a Fund in the Columbia Funds Complex.

                                                     PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS, NUMBER OF PORTFOLIOS
NAME, ADDRESS AND AGE, POSITION WITH FUNDS, YEAR     IN COLUMBIA FUNDS COMPLEX OVERSEEN BY TRUSTEE/DIRECTOR,
FIRST ELECTED OR APPOINTED TO OFFICE(1)              OTHER DIRECTORSHIPS HELD
DISINTERESTED TRUSTEES

JOHN J.NEUHAUSER (Age 61)                            Academic Vice President and Dean of Faculties since August 1999,
84 College Road                                      Boston College (formerly Dean, Boston College School of Management
Chestnut Hill, MA 02467-3838                         from September 1977 to September 1999). Oversees 121(3),(4), Saucony,
Trustee (since 1985)                                 Inc. (athletic footwear)

PATRICK J. SIMPSON (Age 60)                          Partner, Perkins Coie L.L.P. (law firm). Oversees 118, None
1120 N.W. Couch Street
Tenth Floor
Portland, OR 97209-4128
Trustee (since 2000)

THOMAS E. STITZEL (Age 68)                           Business Consultant since 1999 (formerly Professor of Finance from
2208 Tawny Woods Place                               1975 to 1999, College of Business, Boise State University); Chartered
Boise, ID 83706                                      Financial Analyst. Oversees 118, None.
Trustee (since 1998)

THOMAS C. THEOBALD (Age 67)                          Partner and Senior Advisor, Chicago Growth Partners (private equity
303 W.Madison                                        investing) since September 2004 (formerly Managing Director, William
Suite 2500                                           Blair Capital Partners (private equity investing) from September 1994
Chicago, IL 60606                                    to September 2004). Oversees 118, Anixter International (network
Trustee and Chairman of the Board(5)                 support equipment distributor); Ventas, Inc. (real estate investment
(since 1996)                                         trust); Jones Lang LaSalle (real estate management services) and MONY
                                                     Group (life insurance)

ANNE-LEE VERVILLE (Age 59)                           Retired since 1997 (formerly General Manager, Global Education
359 Stickney Hill Road                               Industry, IBM Corporation (computer and technology) from 1994 to
Hopkinton, NH 03229                                  1997). Oversees 119(4), Chairman of the Board of Directors, Enesco
Trustee (since 1998)                                 Group, Inc. (designer, importer and distributor of giftware and collectibles)

RICHARD L.WOOLWORTH (Age 63)                         Retired since December 2003 (formerly Chairman and Chief Executive
100 S.W.Market Street                                Officer, The Regence Group (regional health insurer); Chairman and
#1500                                                Chief Executive Officer, BlueCross BlueShield of Oregon; Certified
Portland, OR 97207                                   Public Accountant, Arthur Young & Company). Oversees 118, Northwest
Trustee (since 1991)                                 Natural Gas Co. (natural gas service provider)

INTERESTED TRUSTEE

WILLIAM E.MAYER(2) (Age 64)                          Managing Partner, Park Avenue Equity Partners (private equity) since
399 Park Avenue                                      February 1999 (formerly Founding Partner, Development Capital LLC from
Suite 3204                                           November 1996 to February 1999). Oversees 120(3), Lee Enterprises
New York, NY 10022                                   (print media), WR Hambrecht + Co. (financial service provider); First
Trustee (since 1994)                                 Health (healthcare); Reader's Digest (publishing); OPENFIELD Solutions
                                                     (retail industry technology provider)

(2) Mr. Mayer is an "interested person" (as defined in the Investment Company Act of 1940 (1940 Act)) by reason of his affiliation with WR Hambrecht + Co.
(3) Messrs. Lowry, Neuhauser and Mayer also serve as directors/trustees of the Liberty All-Star Funds, currently consisting of 2 funds, which are advised by an affiliate of the Advisor.
(4) Mr. Neuhauser and Ms. Verville also serve as disinterested directors of Columbia Management Multi-Strategy Hedge Fund, LLC, which is advised by the Advisor.
(5) Mr. Theobald was appointed as Chairman of the Board effective December 10, 2003.

OFFICERS
                                                COLUMBIA FEDERAL SECURITIES FUND

NAME, ADDRESS AND AGE, POSITION WITH COLUMBIA
FUNDS, YEAR FIRST ELECTED OR APPOINTED TO OFFICE     PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS
CHRISTOPHER L. WILSON (Age 47)                       President of the Columbia Funds since October 2004 (formerly President
One Financial Center                                 and Chief Executive Officer, CDC IXIS Asset Management Services, Inc.
Boston, MA 02111                                     from September, 1998 to August 2004).
President (since 2004)

J. KEVIN CONNAUGHTON (Age 40)                        Treasurer of the Columbia Funds and of the Liberty All-Star Funds
One Financial Center                                 since December 2000; Vice President of the Advisor since April 2003
Boston, MA 02111                                     (formerly President of the Columbia Funds from February 2004 to
Treasurer (since 2000)                               October 2004; Chief Accounting Officer and Controller of the Liberty
                                                     Funds and of the Liberty All-Star Funds from February 1998 to October
                                                     2000); Treasurer of the Galaxy Funds since September 2002; Treasurer,
                                                     Columbia Management Multi-Strategy Hedge Fund, LLC since December 2002
                                                     (formerly Vice President of Colonial Management Associates, Inc. from
                                                     February 1998 to October, 2000).

MARY JOAN HOENE (Age 54)                             Senior Vice President and Chief Compliance Officer of the Columbia
40 West 57th Street                                  Funds since August 2004; Chief Compliance Officer of the Liberty
New York, NY 10019                                   All-Star Funds since August 2004 (formerly Partner, Carter, Ledyard &
Senior Vice President and                            Milburn LLP from January 2001 to August, 2004; Counsel, Carter,
Chief Compliance Officer                             Ledyard & Milburn LLP from November 1999 to December 2000; Vice
(since 2004)                                         President and Counsel, Equitable Life Assurance Society of the United
                                                     States from April 1998 to November 1999).

MICHAEL G. CLARKE (Age 34)                           Chief Accounting Officer of the Columbia Funds and of the Liberty
One Financial Center                                 All-Star Funds since October 2004 (formerly Controller of the Columbia
Boston, MA 02111                                     Funds and of the Liberty All-Star Funds from May 2004 to October 2004;
Chief Accounting Officer                             Assistant Treasurer from June 2002 to May 2004; Vice President,
(since 2004)                                         Product Strategy & Development of the Liberty Funds Group from
                                                     February 2001 to June 2002; Assistant Treasurer of the Liberty Funds
                                                     and of the Liberty All-Star Funds from August 1999 to February, 2001;
                                                     Audit Manager, Deloitte & Toche LLP from May 1997 to August 1999).

JEFFREY R. COLEMAN (Age 34)                          Controller of the Columbia Funds and of the Liberty All-Star Funds
One Financial Center                                 since October 2004 (formerly Vice President of CDC IXIS Asset
Boston, MA 02111                                     Management Services, Inc. and Deputy Treasurer of the CDC Nvest Funds
Controller (since 2004)                              and Loomis Sayles Funds from February 2003 to September 2004;
                                                     Assistant Vice President of CDC IXIS Asset Management Services, Inc.
                                                     and Assistant Treasurer of the CDC Nvest Funds from August 2000 to
                                                     February 2003; Tax Manager of PFPC, Inc. from November 1996 to August
                                                     2000).

DAVID A. ROZENSON (Age 50)                           Secretary of the Columbia Funds and of the Liberty All-Star Funds
One Financial Center                                 since December 2003; Senior Counsel, Bank of America Corporation
Boston, MA 02111                                     (formerly FleetBoston Financial Corporation) since January 1996;
Secretary (since 2003)                               Associate General Counsel, Columbia Management Group since November
                                                     2002.

COLUMBIA FUNDS
                                                COLUMBIA FEDERAL SECURITIES FUND

                LARGE GROWTH  Columbia Common Stock
                              Columbia Growth
                              Columbia Growth Stock
                              Columbia Large Cap Growth
                              Columbia Tax-Managed Growth
                              Columbia Tax-Managed Growth II
                              Columbia Young Investor

                 LARGE VALUE  Columbia Disciplined Value
                              Columbia Growth & Income
                              Columbia Large Cap Core
                              Columbia Tax-Managed Value

               MIDCAP GROWTH  Columbia Acorn Select
                              Columbia Mid Cap Growth
                              Columbia Tax-Managed Aggressive Growth

                MIDCAP VALUE  Columbia Dividend Income
                              Columbia Mid Cap
                              Columbia Strategic Investor

                SMALL GROWTH  Columbia Acorn
                              Columbia Acorn USA
                              Columbia Small Company Equity

                 SMALL VALUE  Columbia Small Cap
                              Columbia Small Cap Value

                    BALANCED  Columbia Asset Allocation
                              Columbia Balanced
                              Columbia Liberty Fund

                   SPECIALTY  Columbia Real Estate Equity
                              Columbia Technology
                              Columbia Utilities

        TAXABLE FIXED-INCOME  Columbia Contrarian Income
                              Columbia Corporate Bond
                              Columbia Federal Securities
                              Columbia Fixed Income Securities
                              Columbia High Yield
                              Columbia High Yield Opportunities
                              Columbia Income
                              Columbia Intermediate Bond
                              Columbia Intermediate Government Income
                              Columbia Quality Plus Bond
                              Columbia Short Term Bond
                              Columbia Strategic Income

                  TAX EXEMPT  Columbia High Yield Municipal
                              Columbia Intermediate Tax-Exempt Bond
                              Columbia Managed Municipals
                              Columbia National Municipal Bond
                              Columbia Tax-Exempt
                              Columbia Tax-Exempt Insured

     SINGLE STATE TAX EXEMPT  Columbia California Tax-Exempt
                              Columbia Connecticut Intermediate Municipal Bond Columbia Connecticut Tax-Exempt
                              Columbia Florida Intermediate Municipal Bond
                              Columbia Massachusetts Intermediate Municipal Bond Columbia Massachusetts Tax-Exempt
                              Columbia New Jersey Intermediate Municipal Bond Columbia New York Intermediate Municipal Bond Columbia New York Tax-Exempt
                              Columbia Oregon Municipal Bond
                              Columbia Pennsylvania Intermediate Municipal Bond Columbia Rhode Island Intermediate Municipal Bond

                MONEY MARKET  Columbia Money Market
                              Columbia Municipal Money Market

        INTERNATIONAL/GLOBAL  Columbia Acorn International
                              Columbia Acorn International Select
                              Columbia Europe
                              Columbia Global Equity
                              Columbia International Equity
                              Columbia International Stock
                              Columbia Newport Asia Pacific
                              Columbia Newport Greater China
                              Columbia Newport Tiger

                       INDEX  Columbia Large Company Index
                              Columbia Small Company Index
                              Columbia U.S. Treasury Index

Please consider the investment objectives, risks, charges and expenses of a mutual fund carefully before investing. Contact us at 800-345-6611 for a prospectus which contains this and other important information about the fund. Read it carefully before you invest.

For complete product information on any Columbia fund, visit our website at www.columbiafunds.com.

Columbia Management Group and Columbia Management refer collectively to the various investment advisory subsidiaries of Columbia Management Group, including Columbia Management Advisors, Inc., the registered investment advisor, and Columbia Funds Distributor, Inc.

IMPORTANT INFORMATION ABOUT THIS REPORT
                                                COLUMBIA FEDERAL SECURITIES FUND

TRANSFER AGENT
Columbia Funds Services, Inc.
P.O. Box 8081
Boston MA 02266-8081
800.345.6611

DISTRIBUTOR
Columbia Funds Distributor, Inc.
One Financial Center
Boston MA 02111

INVESTMENT ADVISOR
Columbia Management Advisors, Inc.
100 Federal Street
Boston MA 02110

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
PricewaterhouseCoopers LLP
125 High Street
Boston, MA 02110

The fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 800-345-6611 and additional reports will be sent to you.

This report has been prepared for shareholders of Columbia Federal Securities Fund. This report may also be used as sales literature when preceded or accompanied by the current prospectus which provides details of sales charges, investment objectives and operating policies of the fund and with the most recent copy of the Columbia Funds Performance Update.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to their portfolio securities and a copy of the fund's voting record are available (i) at www.columbiamanagement.com; (ii) on the Securities and Exchange Commission's website at www.sec.gov and (iii) without charge, upon request, by calling 800-368-0346.

[GRAPHIC]

eDELIVERY

Help your fund reduce printing and postage costs! Elect to get your shareholder reports by eletronic delivery. With Columbia's eDelivery program, you receive an e-mail message when your shareholder report becomes available online. If your fund account is registered with Columbia Funds, you can sign up quickly and easily on our website at www.columbiafunds.com.

Please note -- if you own your fund shares through a financial institution, contact the institution to see if it offers electronic delivery. If you own your fund shares through a retirement plan, electronic delivery may not be available to you.


COLUMBIA FEDERAL SECURITIES FUND ANNUAL REPORT, AUGUST 31, 2004      PRSRT STD
                                                                   U.S. POSTAGE
                                                                       PAID
                                                                   HOLLISTON, MA
                                                                   PERMIT NO. 20


[COLUMBIAFUNDS(R) LOGO]

A MEMBER OF COLUMBIA MANAGEMENT GROUP

(C) 2004 COLUMBIA FUNDS DISTRIBUTOR, INC.
ONE FINANCIAL CENTER, BOSTON, MA 02111-2621
800.345.6611 www.columbiafunds.com

                                                760-02/775S-0904 (10/04) 04/2904

ITEM 2. CODE OF ETHICS.

 (a) The registrant has, as of the end of the period covered by this report, adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

 (b) During the period covered by this report, there were not any amendments to a provision of the code of ethics adopted in 2(a) above.

 (c) During the period covered by this report, there were not any waivers or implicit waivers to a provision of the code of ethics adopted in 2(a) above.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant's Board of Trustees has determined that Douglas A. Hacker, Thomas
E. Stitzel, Anne-Lee Verville and Richard L. Woolworth, each of whom are members of the registrant's Board of Trustees and Audit Committee, each qualify as an audit committee financial expert. Mr. Hacker, Mr. Stitzel, Ms. Verville and Mr. Woolworth are each independent trustees, as defined in paragraph (a)(2) of this item's instructions and collectively constitute the entire Audit Committee.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Fee information below is disclosed in aggregate for the series of the registrant whose reports to stockholders are included in this annual filing.

(a) Aggregate Audit Fees billed by the principal accountant for professional services rendered during the fiscal years ended August 31, 2004 and August 31, 2003 are approximately as follows:

                             2004              2003
                             $38,200           $40,600

Audit Fees include amounts related to the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

(b) Aggregate Audit-Related Fees billed by the principal accountant for professional services rendered during the fiscal years ended August 31, 2004 and August 31, 2003 are approximately as follows:

                             2004              2003
                             $3,500            $4,000

Audit-Related Fees include amounts for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported in Audit Fees above. In both fiscal years 2004 and 2003, Audit-Related Fees include certain agreed-upon procedures performed for semi-annual shareholder reports.

The "de minimis" exception under paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X became effective on May 6, 2003. For the registrant, the percentage of Audit-Related services that were approved under the "de minimis" exception during the fiscal years ended August 31, 2004 and August 31, 2003 was zero.

The pre-approval requirements for services to the investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant under paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X became effective on May 6, 2003. During the fiscal years ended August 31, 2004 and August 31, 2003, there were no Audit-Related Fees that were approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

The percentage of Audit-Related fees required to be approved under paragraph
(c)(7)(ii) of Rule 2-01 of Regulation S-X that were approved under the "de minimis" exception during the fiscal years ended August 31, 2004 and August 31, 2003 was zero.

(c) Aggregate Tax Fees billed by the principal accountant for professional services rendered during the fiscal years ended August 31, 2004 and August 31, 2003 are approximately as follows:

                             2004              2003
                             $4,900            $2,900

Tax Fees include amounts for professional services by the principal accountant for tax compliance, tax advice and tax planning. Tax Fees in both fiscal years 2004 and 2003 primarily consist of the review of annual tax returns, while fiscal year 2004 also includes the review of calculations of required shareholder distributions.

The "de minimis" exception under paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X became effective on May 6, 2003. For the registrant, the percentage of Tax Fees that were approved under the "de minimis" exception during the fiscal years ended August 31, 2004 and August 31, 2003 was zero.

The pre-approval requirements for services to the investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant under paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X became effective on May 6, 2003. During the fiscal years ended August 31, 2004 and August 31, 2003, there were no Tax Fees that were approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

The percentage of Tax fees required to be approved under paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X that were approved under the "de minimis" exception during the fiscal years ended August 31, 2004 and August 31, 2003 was zero.

(d) Aggregate All Other Fees billed by the principal accountant for professional services rendered during the fiscal years ended August 31, 2004 and August 31, 2003 are as follows:

                             2004              2003
                             $0                $0

All Other Fees include amounts for products and services provided by the principal accountant, other than the services reported in (a)-(c) above.

The "de minimis" exception under paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X became effective on May 6, 2003. For the registrant, the percentage of All Other Fees that were approved under the "de minimis" exception during the fiscal years ended August 31, 2004 and August 31, 2003 was zero.

The pre-approval requirements for services to the investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant under paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X became effective on May 6, 2003. During the fiscal year ended August 31, 2004, All Other Fees that were approved pursuant to paragraph
(c)(7)(ii) of Rule 2-01 of Regulation S-X were approximately $95,000. During the fiscal year ended August 31, 2003, All Other Fees that would have been subject to pre-approval had paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X been applicable at the time the services were provided, were approximately $95,000. For both fiscal years, All Other Fees relate to internal controls reviews of the registrant's transfer agent.

The percentage of All Other Fees required to be approved under paragraph
(c)(7)(ii) of Rule 2-01 of Regulation S-X that were approved under the "de minimis" exception during the fiscal years ended August 31, 2004 and August 31, 2003 was zero.

(e)(1) AUDIT COMMITTEE PRE-APPROVAL POLICIES AND PROCEDURES

I. GENERAL OVERVIEW

The Audit Committee of the registrant has adopted a formal policy (the "Policy") which sets forth the procedures and the conditions pursuant to which the Audit Committee will pre-approve (i) all audit and non-audit (including audit related, tax and all other) services provided by the registrant's independent auditor to the registrant and individual funds (collectively "Fund Services"), and (ii) all non-audit services provided by the registrant's independent auditor to the funds' adviser or a control affiliate of the adviser, that relate directly to the funds' operations and financial reporting (collectively "Fund-related Adviser Services"). A "control affiliate" is an entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the funds, and the term "adviser" is deemed to exclude any unaffiliated sub-adviser whose role is primarily portfolio management and is sub-contracted or overseen by another investment adviser. The adviser and control affiliates are collectively referred to as "Adviser Entities."

The Audit Committee uses a combination of specific (on a case-by-case basis as potential services are contemplated) and general (pre-determined list of permitted services) pre-approvals. Unless a type of service has received general pre-approval, it will require specific pre-approval by the Audit Committee if it is to be provided by the independent auditor.

The Policy does not delegate the Audit Committee's responsibilities to pre-approve services performed by the independent auditor to management.

II. GENERAL PROCEDURES

On an annual basis, the Fund Treasurer and/or Director of Trustee Administration shall submit to the Audit Committee a schedule of the types of Fund Services and Fund-related Adviser Services that are subject to general pre-approval.

These schedules will provide a description of each type of service that is subject to general pre-approval and, where possible, will provide estimated fees for each instance of providing each service. This general pre-approval and related fees (where provided) will generally cover a one-year period (for example, from July 1 through August 31 of the following year). The Audit Committee will review and approve the types of services and review the projected fees for the next one-year period and may add to, or subtract from, the list of general pre-approved services from time to time, based on subsequent determinations. This approval acknowledges that the Audit Committee is in agreement with the specific types of services that the independent auditor will be permitted to perform. The fee amounts will be updated to the extent necessary at other regularly scheduled meetings of the Audit Committee.

In addition to the fees for each individual service, the Audit Committee has the authority to implement a fee cap on the aggregate amount of non-audit services provided to an individual fund.

If, subsequent to general pre-approval, a fund, its investment adviser or a control affiliate determines that it would like to engage the independent auditor to perform a service that requires pre-approval and that is not included in the general pre-approval list, the specific pre-approval procedure shall be as follows:

   - A brief written request shall be prepared by management detailing the proposed engagement with explanation as to why the work is proposed to be performed by the independent auditor;
   - The request should be addressed to the Audit Committee with copies to the Fund Treasurer and/or Director of Trustee Administration;
   - The Fund Treasurer and/or Director of Trustee Administration will arrange for a discussion of the service to be included on the agenda for the next regularly scheduled Audit Committee meeting, when the Committee will discuss the proposed engagement and approve or deny the request.
   - If the timing of the project is critical and the project needs to commence before the next regularly scheduled meeting, the Chairperson of the Audit Committee may approve or deny the request on behalf of the Audit Committee, or, in the Chairperson's discretion, determine to call a special meeting of the Audit Committee for the purpose of considering the proposal. Should the Chairperson of the Audit Committee be unavailable, any other member of the Audit Committee may serve as an alternate for the purpose of approving or denying the request. Discussion with the Chairperson (or alternate, if necessary) will be arranged by the Fund Treasurer and/or Director of Trustee Administration. The independent auditor will not commence any such project unless and until specific approval has been given.

III. CERTAIN OTHER SERVICES PROVIDED TO ADVISER ENTITIES

The Audit Committee recognizes that there are cases where services proposed to be provided by the independent auditor to the adviser or control affiliates are not Fund-related Adviser Services within the meaning of the Policy, but nonetheless may be relevant to the Audit Committee's ongoing evaluation of the auditor's independence and objectivity with respect to its audit services to the funds. As a result, in all cases where an Adviser Entity engages the independent auditor to provide audit or non-audit services that are not Fund Services or Fund-related Adviser Services, were not subject to pre-approval by the Audit Committee, and the projected fees for any such engagement (or the aggregate of all such engagements during the period covered by the Policy) exceeds a pre-determined threshold established by the Audit Committee; the independent auditor, Fund Treasurer and/or Director of Trustee Administration will notify the Audit

Committee not later than its next meeting. Such notification shall include a general description of the services provided, the entity that is to be the recipient of such services, the timing of the engagement, the entity's reasons for selecting the independent auditor, and the projected fees. Such information will allow the Audit Committee to consider whether non-audit services provided to the adviser and Adviser Entities, which were not subject to Audit Committee pre-approval, are compatible with maintaining the auditor's independence with respect to the Funds.

IV.      REPORTING TO THE AUDIT COMMITTEE

The Fund Treasurer or Director of Trustee Administration shall report to the Audit Committee at each of its regular meetings regarding all Fund Services or Fund-related Adviser Services initiated since the last such report was rendered, including:

   - A general description of the services, and
   - Actual billed and projected fees, and
   - The means by which such Fund Services or Fund-related Adviser Services were pre-approved by the Audit Committee.

In addition, the independent auditor shall report to the Audit Committee annually, and no more than 90 days prior to the filing of audit reports with the SEC, all non-audit services provided to entities in the funds' "investment company complex," as defined by SEC rules, that did not require pre-approval under the Policy.

V.   AMENDMENTS; ANNUAL APPROVAL BY AUDIT COMMITTEE

The Policy may be amended from time to time by the Audit Committee. Prompt notice of any amendments will be provided to the independent auditor, Fund Treasurer and Director of Trustee Administration. The Policy shall be reviewed and approved at least annually by the Audit Committee.

                                      *****

(e)(2) This information has been included in items (b)-(d) above.

(f) Not applicable.

(g) All non-audit fees billed by the registrant's accountant for services rendered to the registrant for the fiscal years ended August 31, 2004 and August 31, 2003 are disclosed in (b)-(d) above.

All non-audit fees billed by the registrant's accountant for services rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for the fiscal years ended August

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31, 2004 and August 31, 2003 are also disclosed in (b)-(d) above. Such fees were approximately $95,000 and $95,000, respectively.

(h) The registrant's Audit Committee of the Board of Directors has considered whether the provision of non-audit services that were rendered to the registrant's adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant's independence. The Audit Committee determined that the provision of such services is compatible with maintaining the principal accountant's independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6. SCHEDULE OF INVESTMENTS

The registrant's "Schedule I - Investments in securities of unaffiliated issuers" (as set forth in 17 CFR 210.12-12) is included in Item 1 of this Form N-CSR.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 9. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have not been any material changes to the procedures by which shareholders may recommend nominees to the registrant's board of directors, since those procedures were last disclosed in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A or this Item.

ITEM 10. CONTROLS AND PROCEDURES.

 (a) The registrant's principal executive officer and principal financial officers, based on their evaluation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing of this report, have concluded that such controls and procedures are adequately designed to ensure that information required to be disclosed by the registrant in Form N-CSR is accumulated and communicated to the registrant's management, including the principal executive officer and principal financial officer, or persons performing similar functions, as appropriate to allow timely decisions regarding required disclosure.

 (b) There were no changes in the registrant's internal control over financial reporting that occurred during the registrant's last fiscal half-year (the registrant's second fiscal half-year in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 11. EXHIBITS.

(a)(1) Code of ethics required to be disclosed under Item 2 of Form N-CSR attached hereto as Exhibit 99.CODE ETH.

(a)(2) Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) attached hereto as Exhibit 99.CERT.

(a)(3) Not applicable.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) attached hereto as Exhibit 99.906CERT.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)                   Columbia Funds Trust III
            ---------------------------------------------------------------


By (Signature and Title)            /s/ Christopher L. Wilson
                        ---------------------------------------------------
                                    Christopher L. Wilson, President


Date                                October 28, 2004
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Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By (Signature and Title)            /s/ Christopher L. Wilson
                        ---------------------------------------------------
                                    Christopher L. Wilson, President


Date                                October 28, 2004
    -----------------------------------------------------------------------


By (Signature and Title)            /s/ J. Kevin Connaughton
                        ---------------------------------------------------
                                    J. Kevin Connaughton, Treasurer


Date                                October 28, 2004
    -----------------------------------------------------------------------